UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22836

EnTrustPermal Hedge Strategies Fund II

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877)-777-0102

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	March 31, 2017

ENTRUSTPERMAL

HEDGE STRATEGIES FUND II

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

FOR ACCREDITED INVESTORS ONLY

Fund objective

The Fund’s investment objective is to seek long-term capital appreciation while attempting to reduce risk and volatility.

In seeking to achieve its objective, the Fund, through its investment in EnTrustPermal Hedge Strategies Portfolio (the “Master Fund”), provides its shareholders with access, through investments in hedge funds, to a broad range of investment strategies which may include, but are not limited to, global fixed income strategies (e.g., U.S. and non-U.S. fixed income hedge, convertible arbitrage, fixed income arbitrage, asset-backed securities, long-only, high yield, emerging markets debt), global event-driven strategies (e.g., risk arbitrage, distressed debt, special situations, activists) and global macro strategies (e.g., discretionary, systematic, natural resources) and, to a lesser extent, equity long/short strategies.

Fund name changes

Prior to July 22, 2016, EnTrustPermal Hedge Strategies Fund II and EnTrustPermal Hedge Strategies Portfolio were known as Permal Hedge Strategies Fund II and Permal Hedge Strategies Portfolio, respectively. There was no change in the Fund’s or the Master Fund’s investment objective, policies and strategies as a result of these name changes.

II	EnTrustPermal Hedge Strategies Fund II

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of EnTrustPermal Hedge Strategies Fund II for twelve-month reporting period ended March 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

On May 15, 2017, EnTrustPermal Hedge Strategies Fund II (the “Fund”) announced that the Board of Trustees of the Fund had approved the termination and liquidation of the Fund in accordance with the Maryland Statutory Trust Act. As part of the termination and liquidation of the Fund, the Board approved (i) a Plan of Termination and Liquidation, (ii) the suspension of the sale of Broker Shares, (iii) the suspension of the dividend reinvestment plan of the Fund, (iv) the suspension of the distribution fee payable on the Broker Shares pursuant to the Shareholder Services and Distribution Plan, (v) the mandatory redemption at net asset value of Broker Shares held by shareholders other than Legg Mason, and (vi) the deregistration of the Fund as an investment company. It is anticipated that the redemption will be completed by the end of November, 2017. Shareholders will receive the net asset value of their Fund shares as of October 31, 2017 in cash pursuant to the redemption. In addition, effective immediately, the Fund will cease to purchase additional assets in pursuit of its investment objective.

Following the redemption, the Fund will terminate and Legg Mason will become the sole shareholder of EnTrustPermal Hedge Strategies Portfolio (the “Master Fund”). The Master Fund will continue to redeem its interests in the underlying hedge funds held by the Master Fund and distribute cash to Legg Mason as those interests are redeemed. Legg Mason has agreed that, to the extent it receives cash distributions in excess of the value of its remaining investment in the Fund as determined on the valuation date for the mandatory redemption of non-Legg Mason shareholders, excess proceeds will be distributed pro rata to the non-Legg Mason former shareholders of the Fund, or donated to charity if the expenses associated with a distribution would exceed the amount of the proceeds.

For taxable shareholders, liquidating distributions, including a mandatory redemption, will generally be treated as a sale of Fund sales that may result in a taxable gain or loss to shareholders for U.S. federal income tax purposes. In addition, it is expected that the Fund will distribute dividends of net income and/or net realized capital gains expected to be realized for the taxable year on or before the date of the redemption.

Tender offers previously accepted pursuant to Offers to Purchase dated December 22, 2016 and March 27, 2017 will be completed as scheduled pursuant to the terms of the applicable Offer to Purchase.

EnTrustPermal Hedge Strategies Fund II	III

Letter from the chairman (cont’d)

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

May 16, 2017

IV	EnTrustPermal Hedge Strategies Fund II

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended March 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 1.4%. GDP growth for the third quarter of 2016 was 3.5%, the strongest reading in two years. Fourth quarter 2016 GDP growth then moderated to 2.1%. Finally, the U.S. Department of Commerce’s initial reading for first quarter 2017 GDP growth — released after the reporting period ended — was 0.7%. The deceleration in growth reflected downturns in personal consumption expenditures, private inventory investment and state and local government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on March 31, 2017, the unemployment rate was 4.5%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since May 2007. The percentage of longer-term unemployed also declined over the period. In March 2017, 23.3% of Americans looking for a job had been out of work for more than six months, versus 25.7% when the period began.

Turning to the global economy, in its April 2017 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”)ii said, “Global economic activity is picking up with a long-awaited cyclical recovery in investment, manufacturing, and trade…. Stronger activity and expectations of more robust global demand, coupled with agreed restrictions on oil supply, have helped commodity prices recover from their troughs in early 2016….If confidence and market sentiment remain strong, short-term growth could indeed surprise on the upside. But these positive developments should not distract from binding structural impediments to a stronger recovery and a balance of risks that remains tilted to the downside, especially over the medium term.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 1.7%, the same as in 2016. Japan’s economy is expected to expand 1.2% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.5% in 2017, versus 4.1% in 2016.

Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that concluded on March 15, 2017. At that time the Fed said, “The Committee expects that economic conditions will evolve in a manner that will warrant gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.

EnTrustPermal Hedge Strategies Fund II	V

Investment commentary (cont’d)

However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. In December 2015, before the reporting period began, the ECB extended its €60 billion-per-month bond buying program until at least March 2017. In March 2016, the ECB announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Finally, in December 2016 — the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Looking at other developed countries, in the aftermath of the June 2016 U.K. referendum to leave the European Union (“Brexit”), the Bank of Englandvi lowered rates in October 2016 from 0.50% to 0.25% — an all-time low. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it lowered the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

April 28, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

VI	EnTrustPermal Hedge Strategies Fund II

Fund overview

Q. What is the Fund’s investment strategy?

A. EnTrustPermal Hedge Strategies Fund II seeks long-term capital appreciation, while attempting to reduce risk and volatility. The Fund pursues its investment objective by investing substantially all of its assets in EnTrustPermal Hedge Strategies Portfolio (the “Master Fund”), an investment company with the same investment objective and strategies and substantially the same policies as the Fund. The Fund employs a “fund-of hedge funds” approach, through its investment in the Master Fund, that provides a means for investors to participate in private investment vehicles typically referred to as hedge funds (“Portfolio Funds”) that are managed by a number of third-party investment managers. This investment program offers access to a broad range of investment strategies with a global fixed-income focus. The types of strategies include:

•	Global fixed-income strategies, such as U.S. and non-U.S. fixed income hedge, convertible arbitrage, fixed income arbitrage, asset-backed securities, long only, high yield, and emerging market debts;

•	Global event-driven strategies, such as risk arbitrage, distressed debt, special situations, and activists;

•	Global macro strategies, such as discretionary, systematic, and natural resources; and

•	To a lesser extent, equity long/short strategies.

The Master Fund employs a dynamic asset allocation process that shifts capital between credit- and non-credit strategies based on the investment subadviser’s view on the credit markets. The Fund, through its investment in the Master Fund, seeks to produce investment returns that have lower risk than traditional long-only investments and over time produce above-market returns. The combination of various Portfolio Funds that utilize alternative investment strategies, and that are typically less correlated to the market than traditional long only funds, is expected to produce a portfolio that is less volatile than the general market and less correlated to such market than traditional long-only funds investing in the same market. There is no guarantee this objective will be met.

The subadviser, EnTrustPermal Management LLC, provides day-to-day portfolio management with respect to the Fund’s and the Master Fund’s assets. Portfolio construction reflects both a top-down and bottom-up approach. The bottom-up process includes idea generation, due diligence and portfolio monitoring with respect to portfolio managers and Portfolio Funds. While portfolio manager selection is primarily a bottom up approach, the subadviser establishes a top-down macroeconomic view that forms the basis for setting target allocations for each major strategy and region. The individuals that have primary responsibility for the day-to-day management of the Master Fund’s portfolio are Javier F. Dyer and Alexander Pillersdorf.

Q. What were the overall market conditions during the Fund’s reporting period?

A. After a challenging calendar year 2015 — the worst year for credit since 2008 — and a rough first calendar quarter in 2016, credit markets rebounded and had a strong finish for the twelve-month reporting period ended

EnTrustPermal Hedge Strategies Fund II 2017 Annual Report	1

Fund overview (cont’d)

March 31, 2017. The broader high yield bond market’s strong overall performance was led by lower quality credits and by the recovery in commodities. Credit conditions improved markedly in the latter half of 2016 and, similarly, default activity was frontloaded. Overall defaults were led once again by defaults in the Energy sector and metals/mining industry; the commodity sub-sectors accounted for over two-thirds of the year’s total default volume.

Markets were quite volatile during the summer following the surprising decision U.K. voters made in June 2016 to leave the European Union (“Brexit”). The decision prompted Prime Minister David Cameron to announce his resignation and the vote initially sent global markets crashing over the potential dismantling of a union designed to ensure peace and security for a continent ravaged by two world wars. Despite the initial sell-off, markets quickly rebounded, more than recovering their losses.

However, President Donald Trump’s election was the single most noteworthy event of the reporting period, as it was followed by sharp security re-ratings based on the market’s assessment of his proposals to cut rates, roll back regulation, and promote faster economic growth. U.S. equities overall moved up although sector performance diverged dramatically. The Financials sector rallied significantly on expectations of reduced regulations and higher interest rates that would boost banks’ net interest margins. The Energy, Industrials and Materials sectors also posted strong returns in anticipation of higher spending for infrastructure and defense. On the other hand, the Real Estate sector retreated on concerns of higher mortgage rates, and the Health Care sector was affected by President Trump’s intent to repeal Obamacare and to rein in high drug prices.

Fixed-income markets struggled post-election as optimism for greater economic growth translated to higher interest rates and expectations of rising inflation. Not only did the entire yield curvei move higher, but it also steepened, as is typically the case when economic expectations are rising.

Except for short lived periods around Brexit and the U.S. election, volatility across equity, currency, and fixed income markets remained stubbornly low during the twelve-month reporting period ended March 31, 2017.

Q. How did we respond to these changing market conditions?

A. Our managers entered the period with a cautious approach that generally entailed decreased net exposures through a combination of trimmed long positions and/or increased short exposure. Broadly speaking, the performance of the Fund’s managers was driven by company-specific catalysts and exposure to a few themes.

Managers remained cautious on corporate credit markets. Broadly speaking, credit valuations ranged from fully priced to frothy while the market environment was full of risks that could trigger a sharp increase in corporate defaults and corporate spread widening (e.g., a reigniting of China slowdown fears, a more material increase in interest rates, etc). Corporate defaults increased from basically non-existent multi-year lows, and our distressed debt managers took advantage of those opportunities, particularly in the energy space. However, given the rally in commodity prices during

2	EnTrustPermal Hedge Strategies Fund II 2017 Annual Report

the period, managers anticipated a slowdown in the pace of corporate defaults as the year progressed.

The most meaningful portfolio allocation change during the reporting period was a decrease in the macro allocation from 22% of net asset value (“NAV”)ii as of March 31, 2016 to 13% of NAV at March 31, 2017. The main reason driving the reduction was the environment of dramatically low levels of volatility, which tends to be directly correlated to the performance of macro managers.

Performance review

For the twelve months ended March 31, 2017, Broker Shares of EnTrustPermal Hedge Strategies Fund II, excluding sales charges, returned 7.42%. The Fund’s unmanaged benchmarks, the HFRX Global Hedge Fund Indexiii and the Bloomberg Barclays U.S. Aggregate Indexiv, returned 6.19% and 0.44%, respectively, for the same period.

The Fund operates in a master/feeder structure. The Fund pursues its investment objective by investing all of its investable assets in an underlying mutual fund, EnTrustPermal Hedge Strategies Portfolio, which has the same investment objective and strategies as the Fund. Unless otherwise indicated, references to the Fund include the investment company, EnTrustPermal Hedge Strategies Portfolio.

Performance Snapshot as of March 31, 2017 (unaudited)
(excluding sales charges)	6 months	12 months
EnTrustPermal Hedge Strategies Fund II:
Broker Shares	3.32%	7.42%
HFRX Global Hedge Fund Index	2.83%	6.19%
Bloomberg Barclays U.S. Aggregate Index	-2.18%	0.44%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Total returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the maximum initial sales charge of 3.0% that may apply. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. To obtain performance data current to the most recent month-end, please visit our website at www.entrustpermalhsf.com.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated August 1, 2016, the gross total annual operating expense ratio for the Fund’s Broker Shares was 7.44%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has agreed to waive fees and/or reimburse the Fund’s expenses (including organization and offering expenses) to the extent necessary to ensure that the total annual fund operating expenses will not exceed 2.65% for Broker Shares (excluding fees and expenses, including incentive or performance allocations and fees, attributable to Portfolio Funds, estimated to be 3.90% as of the Fund’s current prospectus dated August 1

EnTrustPermal Hedge Strategies Fund II 2017 Annual Report	3

Fund overview (cont’d)

2016, brokerage, interest expense, taxes and extraordinary expenses). This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived and/or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Energy Credits — The Fund’s Fixed-Income Developed Markets and Fixed-Income Hedge managers benefitted from Oil & Gas related exposure in 2016. One area contributing to positive returns was performing debt situations trading at distressed prices where the underlying exploration & production (“E&P”) companies operate in low cost production shale formations, while also having a long runway of liquidity that allow them to navigate a protracted volatile commodity environment. As oil prices rebounded, the debt securities of these companies appreciated meaningfully, and later continued their ascent as the market acknowledged the superior quality of assets and solid liquidity footing. A second area contributing to meaningful performance was distressed debt restructurings related to E&P and oil services firms. In many cases, these companies went through aggressive debt for equity swaps that led them to emerge from Chapter 11 with conservative financial positions, which made them the target of strategic mergers & acquisitions (“M&A”) deals. Until mid-last year, coal had been the poster child for an out-of-favor industry, in fact left out for dead by many in the face of increasing environmentally-driven regulation and low commodity prices. However, around last summer the fate of the industry started to turn when metallurgical coal prices rose astronomically following floods that affected Asian producers exposing a dramatic supply/demand imbalance created by several mine closures. Later in the year, U.S. thermal prices also started increasing — albeit in a less dramatic manner — driven by a decreased supply base and rising prices of natural gas (a competing input for power generation). Donald Trump’s election was also a positive development for the industry, as the new president elect made a number of campaign promises to bring coal back.

Gaming was a big driver of performance for the Fund’s Event Driven and Fixed-Income Hedge managers as the prices of credit securities rose as the sector recorded fundamental improvements in its gambling and lodging segments. The Fund was exposed to the companies mentioned below via underlying managers invested directly in securities/loans issued by the companies. Caesars, the most high profile distressed situation in the sector was subject to a key event in late September 2016, when — after years of legal conflict — creditors and private equity sponsors signed a restructuring agreement. Smaller situations also were rewarded. For example, Alliante Casinos, a small local Las Vegas market operator, received a premium takeover bid by Boyd Gaming, a larger publicly traded competitor.

The Alternative Lending sub-sector (mainly pay day lending) benefitted Event Driven and Fixed-Income Hedge managers as the industry

4	EnTrustPermal Hedge Strategies Fund II 2017 Annual Report

underwent a dislocation in 2016, driven by dramatically tighter regulation of their activities by the Consumer Protection Agency. Sifting through the rubble, many of the Fund’s managers found companies that were lumped into the pay day lending category when in fact their business model was quite different (in a classic case of the “baby thrown out with the bathwater”), and eventually recorded gains when the market became more educated about the differences.

Q. What were the leading detractors from performance?

A. The main detracting themes in 2016 related to a Fixed-Income Developed Markets manager’s long exposure to Shipping — as shipping rates across many shipping sub-segments continued to plunge on an oversupply of vessels — and Retail — as pressure from online channels continued to mount in the brick-and-mortar retail space.

Thank you for your investment in EnTrustPermal Hedge Strategies Fund II. As always, we appreciate that you have chosen us to manage your assets.

Sincerely,

Javier F. Dyer

Deputy Chief Investment Officer and Portfolio Manager

EnTrustPermal Management LLC

Alexander Pillersdorf

Portfolio Manager

EnTrustPermal Management LLC

April 18, 2017

RISKS: An investment in the Fund is illiquid and should be considered speculative. An investment in the Fund entails unique risks because the investment funds or “underlying funds” in which the Fund invests through its investment in EnTrustPermal Hedge Strategies Portfolio (the “Master Fund”) are private entities with limited regulatory oversight and disclosure obligations. All investments are subject to risk, including the possible loss of principal. The Fund is a non-diversified closed-end management investment company. As a non-diversified investment company, the Fund may be subject to greater risk and volatility than if the Fund’s portfolio were invested in securities of a broader range of issuers. In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of the underlying funds in which the Master Fund invests, which can be substantially higher than fees associated with mutual funds. The Fund, through its investment in the Master Fund, invests in unregistered hedge funds which are highly speculative investments that employ aggressive investment strategies and carry substantial risk. Investments in hedge funds are generally illiquid, difficult to value and may carry significant transfer restrictions. Some of the underlying funds employ leverage, which increases the volatility of investment return and subjects the Fund to magnified losses if an investment of an underlying fund declines in value. The Fund, the Master Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that

EnTrustPermal Hedge Strategies Fund II 2017 Annual Report	5

Fund overview (cont’d)

is sold short. The Master Fund and each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. There is no assurance that these and other strategies used by the Master Fund or underlying funds will be successful. Equity securities are subject to market and price fluctuations. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small and mid-cap stocks involve greater risks and volatility than large-cap stocks. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High-yield bonds possess greater price volatility, illiquidity, and possibility of default. Because the Fund, through its investment in the Master Fund, invests in underlying funds, the managers may not be able to shift allocations in time to capture an immediate or sudden spike in the market. Diversification does not guarantee a profit or protect against a loss. Please see the Fund’s prospectus for a more complete discussion of these and other risks, investor requirements, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ii

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated as of the close of business on the last day of each calendar month.

iii

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

6	EnTrustPermal Hedge Strategies Fund II 2017 Annual Report

Portfolio at a glance† (unaudited)

EnTrustPermal Hedge Strategies Portfolio

The Fund invests substantially all of its assets in EnTrustPermal Hedge Strategies Portfolio, the investment breakdown of which is shown below.

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the portfolio’s investments as of March 31, 2017 and March 31, 2016. The portfolio is actively managed. As a result, the composition of the portfolio’s investments is subject to change at any time.

EnTrustPermal Hedge Strategies Fund II 2017 Annual Report	7

Statement of assets and liabilities

March 31, 2017

Assets
Investment in EnTrustPermal Hedge Strategies Portfolio, at value	$25,743,755
Cash	297,273
Redemptions receivable from EnTrustPermal Hedge Strategies Portfolio	875,000
Receivable for reimbursement from adviser	10,113
Prepaid expenses	417
Total Assets	26,926,558

Liabilities
Capital withdrawals payable	835,452
Service and/or distribution fees payable	17,894
Trustees’ fees payable	1,550
Accrued expenses	74,639
Total Liabilities	929,535
Total Net Assets	$25,997,023

Net Assets
Paid-in capital (Note 3)	$27,155,505
Overdistributed net investment income	(512,230)
Accumulated net realized loss on investments allocated from EnTrustPermal Hedge Strategies Portfolio	(1,880,278)
Net unrealized appreciation on investments allocated from EnTrustPermal Hedge Strategies Portfolio	1,234,026
Total Net Assets	$25,997,023

Shares Outstanding:
Broker Shares	2,668,674

Net Asset Value:
Broker Shares	$9.74
Maximum Public Offering Price Per Share:
Broker Shares (based on maximum initial sales charge of 3.00%)	$10.04

See Notes to Financial Statements.

8	EnTrustPermal Hedge Strategies Fund II 2017 Annual Report

Statement of operations

For the Year Ended March 31, 2017

Investment Income
Income from EnTrustPermal Hedge Strategies Portfolio	$5,800
Allocated expenses from EnTrustPermal Hedge Strategies Portfolio	(601,966)
Allocated waiver from EnTrustPermal Hedge Strategies Portfolio	56,061
Total Investment Loss	(540,105)

Fund Expenses
Service and/or distribution fees (Note 2)	238,503
Printing expenses	86,993
Legal fees	81,956
Audit and tax fees	53,400
Transfer agent fees	33,681
Registration fees	22,748
Trustees’ fees	12,434
Administration fees	7,500
Custodian fees	3,693
Miscellaneous expenses	5,529
Total Operating Expenses	546,437
Less: Fee waivers and /or expense reimbursements (Note 2)	(302,827)
Net Expenses	243,610
Net Investment Loss	(783,715)
Net Realized Gain on Investments From EnTrustPermal Hedge Strategies Portfolio	170,947
Net Change in Unrealized Appreciation From Investments in EnTrustPermal Hedge Strategies Portfolio	2,834,899
Net Increase in Net Assets Resulting From Operations	$2,222,131

See Notes to Financial Statements.

EnTrustPermal Hedge Strategies Fund II 2017 Annual Report	9

Statements of changes in net assets

For the Years Ended March 31,	2017	2016

Net Increase (Decrease) in Net Assets:

Operations:
Net investment loss	$(783,715)	$(960,780)
Net realized gain	170,947	742,187
Net change in unrealized appreciation (depreciation)	2,834,899	(3,474,225)
Net Increase (Decrease) in Net Assets Resulting From Operations	2,222,131	(3,692,818)

Distributions to Shareholders From (Notes 1 and 4):
Net investment income	—	(549,997)
Net realized gains	(40,768)	(706,145)
Net Decrease in Net Assets From Distributions to Shareholders	(40,768)	(1,256,142)

Fund Share Transactions (Note 3):
Net proceeds from issuance of shares	768,340	2,457,680
Reinvestment of distributions	34,992	1,169,833
Value of withdrawals	(9,754,967)	(3,989,541)
Net Decrease in Net Assets From Fund Share Transactions	(8,951,635)	(362,028)
Decrease in Net Assets	(6,770,272)	(5,310,988)

Net Assets:
Beginning of year	32,767,295	38,078,283
End of year*	$25,997,023	$32,767,295
*Includes overdistributed net investment income of:	$(512,230)	$(743,939)

See Notes to Financial Statements.

10	EnTrustPermal Hedge Strategies Fund II 2017 Annual Report

Statement of cash flows

For the Year Ended March 31, 2017

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$2,222,131
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investment in EnTrustPermal Hedge Strategies Portfolio	(768,340)
Proceeds from the disposition of investments in EnTrustPermal Hedge Strategies Portfolio	10,595,000
Net realized gain on investments from EnTrustPermal Hedge Strategies Portfolio	(170,947)
Net change in unrealized appreciation from investments in EnTrustPermal Hedge Strategies Portfolio	(2,834,899)
Net investment loss allocated from EnTrustPermal Hedge Strategies Portfolio	540,105
Decrease in receivable for reimbursement from adviser	6,483
Decrease in prepaid expenses	94
Decrease in trustees’ fees payable	(27)
Decrease in service and/or distribution fees payable	(5,008)
Decrease in accrued expenses	(6,242)
Net Cash Provided by Operating Activities	9,578,350

Cash Used in Financing Activities
Proceeds from issuance of shares	770,020
Value of withdrawals	(10,444,858)
Distributions paid	(5,776)
Net Cash Used in Financing Activities	(9,680,614)

Cash
Net decrease in cash	(102,264)
Cash at beginning of year	399,537
Cash at end of year	$297,273

Supplemental Non-Cash Information
Reinvestment of distributions	$34,992

See Notes to Financial Statements.

EnTrustPermal Hedge Strategies Fund II 2017 Annual Report	11

Financial highlights

For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Broker Shares	2017	2016	2015	2014[1]

Net asset value per share, beginning of period:	$9.07	$10.39	$10.53	$10.00

Income (loss) from investment operations:[2]
Net investment loss	(0.25)	(0.26)	(0.26)	(0.21)
Net realized and unrealized gain (loss)	0.93	(0.72)	0.27	0.85
Total income (loss) from investment operations	0.68	(0.98)	0.01	0.64

Less distributions from:
Net investment income	—	(0.15)	(0.05)	(0.11)
Net realized gains	(0.01)	(0.19)	(0.10)	—
Total distributions	(0.01)	(0.34)	(0.15)	(0.11)

Net asset value per share, end of year:	$9.74	$9.07	$10.39	$10.53
Total return[3]	7.42%	(9.42)%	0.11%	6.45%

Net assets, end of year (000s)	$25,997	$32,767	$38,078	$18,952

Ratios to average net assets:
Gross expenses[5,6]	3.86%	3.54%	4.26%	7.17%[4]
Net expenses[5,6,7,8]	2.65%	2.65%	2.65%	2.65%[4]
Net investment loss	(2.63)%	(2.63)%	(2.56)%	(2.60)%[4]

Portfolio turnover[9]	0%[10]	16%[11]	5%	5%

The above ratios may vary for individual investors based on the timing of Fund share transactions during the period.

[1]	For the period June 28, 2013 (commencement of operations) to March 31, 2014.

[2]	Per share data for income (loss) from investment operations is computed using the net income (loss) for the period divided by the average monthly shares.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guaranteed of future results. The total returns for periods less than one year have not been annualized.

[4]	Annualized.

[5]	Does not include expenses of the Portfolio Funds in which EntrustPermal Hedge Strategies Portfolio (formerly Permal Hedge Strategies Portfolio) invests.

[6]	Includes the Fund’s share of EnTrustPermal Hedge Strategies Portfolio’s allocated expenses.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses (excluding fees and expenses, including incentive or performance allocations and fees, attributable to Portfolio Funds, brokerage, interest expense, taxes and extraordinary expenses) to average net assets of Broker Shares did not exceed 2.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Represents the portfolio turnover rate of EnTrustPermal Hedge Strategies Portfolio.

[10]	Amount represents less than 0.5%.

[11]

Includes an in-kind transfer where EntrustPermal Hedge Strategies Portfolio’s interests in a Portfolio Fund were transferred to another Portfolio Fund. Absent this transaction, the portfolio turnover would have been 14%.

See Notes to Financial Statements.

12	EnTrustPermal Hedge Strategies Fund II 2017 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

EnTrustPermal Hedge Strategies Fund II (formerly Permal Hedge Strategies Fund II) (the “Fund”) is a Maryland statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is a “feeder” fund in a “master feeder” structure and invests substantially all of its assets in EnTrustPermal Hedge Strategies Portfolio (formerly Permal Hedge Strategies Portfolio), a Maryland statutory trust (the “Master Fund”), in return for an interest in the Master Fund. The Master Fund is an investment company with the same investment objective and strategies, and substantially the same policies as the Fund. The Master Fund employs a “fund-of-hedge funds” investment program that provides a means for the Fund to participate in investments in private investment vehicles, typically referred to as hedge funds (“Portfolio Funds”), by providing a single portfolio of interests in underlying Portfolio Funds, which are managed by a number of third party investment managers (the “Portfolio Managers”). The financial statements of the Master Fund, including its schedule of investments and notes to financial statements, are an integral part of these financial statements and should be read in conjunction with these financial statements. The Fund offers one class of shares (the “Shares” or the “Broker Shares”).

The Fund has the same investment objective and strategies as the Master Fund. The Fund’s investment objective is to seek long-term capital appreciation while attempting to reduce risk and volatility. In seeking to achieve its objective, the Fund, through its investment in the Master Fund, will provide its shareholders with access, through investments in the Portfolio Funds to a broad range of investment strategies which may include, but are not limited to, global fixed income strategies (e.g., U.S. and non-U.S. fixed income hedge, convertible arbitrage, fixed income arbitrage, asset-backed securities, long-only, high yield, emerging markets debt), global event-driven strategies (e.g., risk arbitrage, distressed debt, special situations, activists) and global macro strategies (e.g., discretionary, systematic, natural resources) and, to a lesser extent, equity long/short strategies.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. The Fund records its investment in the Master Fund at value. The value of such investment in the Master Fund reflects the Fund’s proportionate interest (62% at March 31, 2017) in the net assets of the Master Fund. The performance of the Fund is directly affected by the performance of the Master Fund. Valuation of the investments held by the Master Fund is discussed in the notes to the Master Fund’s financial statements, which are attached to this report.

(b) Net asset value determination. The net asset value of the Fund is determined as of the close of business at the end of each month in accordance with the valuation principles

EnTrustPermal Hedge Strategies Fund II 2017 Annual Report	13

Notes to financial statements (cont’d)

set forth in Note 1(a) of the Master Fund’s Notes to Financial Statements, which are included elsewhere in this report or as may be determined from time to time pursuant to policies established by the Board of Trustees (the “Board”). The net asset value of the Fund will equal the value of the Fund’s total assets including its investment in the Master Fund, less all of its liabilities, including accrued fees and expenses. The net asset value per share of each class will equal the net asset value of the class divided by the number of outstanding shares for each class.

(c) Cash. The cash at March 31, 2017 consists of deposit accounts with The Bank of New York Mellon. Such cash, at times, may exceed U.S. federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

(d) Investment transactions and investment income. Purchases and sales of interest in the Master Fund are recorded on a trade-date basis and related revenues and expenses are recorded on an accrual basis. The Fund adopted the tax allocation rules provided for in Section 704(b) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, its proportionate share of the Master Fund’s income, expenses, realized and unrealized gains and losses are allocated monthly using the aggregate method. In addition, the Fund records its own investment income and operating expenses on an accrual basis.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) U.S. federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Code applicable to regulated investment companies (“RICs”). Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by Internal Revenue Service and state departments of revenue.

On September 28, 2016, the U.S. Department of the Treasury and the Internal Revenue Service issued proposed regulations that, if finalized, would treat income inclusions that RICs recognize from passive foreign investment companies (“PFICs”) for which a qualified

14	EnTrustPermal Hedge Strategies Fund II 2017 Annual Report

electing fund election has been made (“QEFs”), as qualifying income only to the extent that the income is distributed to the RIC by the QEF. The proposed regulations would treat QEF income inclusions, to the extent not distributed, as non-qualifying income for RIC qualification purposes.

The Master Fund currently makes QEF elections for the majority of its PFIC investments and those PFICs generally do not distribute their income. Accordingly, under the proposed regulations, the Fund would need to change to making a mark-to-market election for the PFICs rather than the QEF election made by the Master Fund in order to ensure its continued RIC qualification. This change could result in higher taxable ordinary income and therefore higher distributions paid by the Fund since mark-to-market requires the Fund to include unrealized appreciation on the PFICs in its taxable income as ordinary income rather than its pro-rata share of the PFIC’s ordinary income and capital gains as with the QEF election.

The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days following the publication of the final regulations in the Federal Register. Thus, it is anticipated that this change would not be effective until the Fund’s March 31, 2019 fiscal year or later.

(h) Reclassification. U.S. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$720,953	$28	$(720,981)
(b)	294,471	(294,471)	—

(a)	Reclassifications are due to tax net operating losses and a taxable overdistribution.

(b)	Reclassifications are due to book/tax differences in the treatment of passive foreign investment companies held by the Master Fund.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s and the Master Fund’s investment manager and EnTrustPermal Management LLC (“EnTrustPermal”) is the Fund’s and the Master Fund’s sub-adviser (the “sub-adviser”). Prior to May 2, 2016, Permal Asset Management LLC (“Permal”) was the Fund’s and the Master Fund’s sub-adviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”) and EnTrustPermal is a subsidiary of Legg Mason. Permal was a wholly-owned subsidiary of Legg Mason.

Under the investment management agreement between the Master Fund and LMPFA, the Master Fund pays an investment management fee, calculated and paid monthly, at an annual rate of 1.10% of the Master Fund’s average monthly managed assets. “Managed assets” means net assets plus the principal amount of any borrowings and assets attributable to any preferred shares that may be outstanding.

EnTrustPermal Hedge Strategies Fund II 2017 Annual Report	15

Notes to financial statements (cont’d)

The management fee and related terms of the Fund’s investment management agreement with LMPFA are substantially the same as the terms of the Master Fund’s investment management agreement with LMPFA. Since the Fund invests all or substantially all of its assets in the Master Fund, the investment management fee of the Fund will be reduced by the investment management fee allocated to the Fund by the Master Fund.

LMPFA has agreed to waive fees and/or reimburse expenses (including organization and offering expenses) to the extent necessary to ensure that the total annual Fund operating expenses attributable to the Broker Shares will not exceed 2.65% (excluding fees and expenses, including incentive or performance allocations and fees, attributable to Portfolio Funds, brokerage, interest expense, taxes and extraordinary expenses). This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board’s consent.

The Master Fund will bear its own similar fees and expenses, including the management fee. It also pays fees and expenses incidental to the purchase, holding and sale of interests in, and bears a pro rata share of the fees, including, but not limited to, any commitment fees, and expenses of, any Portfolio Fund and recurring investment-related expenses, including, but not limited to, the management fee, brokerage commissions, dealer mark-ups, and other transactions costs on cash management; interest expense on any borrowings; and any subscription or redemption charges imposed by the Portfolio Funds. These expenses are indirectly borne, on a pro rata basis, by the Fund.

During the year ended March 31, 2017, fees waived and/or expenses reimbursed by LMPFA for the Fund amounted to $302,827.

LMPFA is permitted to recapture amounts waived and/or reimbursed within three years after the year in which LMPFA earned the fee or incurred the expense if the Fund’s total annual Fund operating expenses have fallen to a level below the limit described above. In no case will LMPFA recapture any amount that would result in the Fund’s total annual Fund operating expenses exceeding the limit described above.

Pursuant to these agreements, at March 31, 2017, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

Expires March 31, 2018	$404,455
Expires March 31, 2019	305,265
Expires March 31, 2020	302,827
Total fee waivers/expense reimbursements subject to recapture	$1,012,547

For the year ended March 31, 2017, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker dealer subsidiary of Legg Mason, serves as principal underwriter and distributor of the Fund. The Fund pays LMIS a shareholder services fee of 0.25% of the Fund’s average monthly net assets attributable to Broker Shares and a distribution fee of 0.55% of the Fund’s average monthly net assets attributable to Broker Shares, each on an annualized basis.

16	EnTrustPermal Hedge Strategies Fund II 2017 Annual Report

There is a maximum initial sales charge of 3.00% of the amount invested in Broker Shares, with breakpoints generally based on size of investment. For the year ended March 31, 2017, LMIS and affiliates did not receive any sales charges on sales of the Fund’s Broker Shares.

All officers and one Trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

As of March 31, 2017, Legg Mason and its affiliates owned 53% of the Fund.

3. Shares of beneficial interest

Shares in the Fund (“shares”) are sold to eligible investors (“shareholders”) who meet the definition of an accredited investor as defined in Regulation D under the Securities Act of 1933.

The minimum initial investment in the Broker Shares from each shareholder is $25,000; the minimum additional investment is $10,000. Dealers may impose different investment minimums.

At March 31, 2017, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund intends to accept initial and additional purchases of shares as of the first business day of each calendar month. The Fund reserves the right to reject, in whole or in part, any purchase of shares and may suspend the offering of shares at any time and from time to time. The Fund may from time to time repurchase shares from shareholders at the net asset value per share pursuant to written tenders by shareholders, and on those terms and conditions as the Board may determine in its sole discretion. The Fund anticipates that each such repurchase offer will generally be limited to between 5% and 25% of the net assets of the Fund. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendation of LMPFA, in consultation with EnTrustPermal. LMPFA, in consultation with EnTrustPermal, expects that generally it will recommend the Board repurchase shares from shareholders quarterly, with such repurchases based on fund valuations as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, with such repurchases to occur as of the immediately preceding business day).

Transactions in shares of the Fund were as follows:

	Year Ended March 31, 2017		Year Ended March 31, 2016
	Shares	Amount	Shares	Amount
Broker shares
Shares issued	81,786	$768,340	242,442	$2,457,680
Shares issued on reinvestment	3,604	34,992	125,384	1,169,833
Value of withdrawals	(1,031,178)	(9,754,967)	(418,910)	(3,989,541)
Net decrease	(945,788)	$(8,951,635)	(51,084)	$(362,028)

EnTrustPermal Hedge Strategies Fund II 2017 Annual Report	17

Notes to financial statements (cont’d)

4. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended March 31, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	—	$549,996
Net long-term capital gains	$40,768	706,146
Total distributions paid	$40,768	$1,256,142

As of March 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(900,882)
Other book/tax temporary differences(a)	(242,562)
Unrealized appreciation (depreciation)(b)	(15,038)
Total accumulated earnings (losses) — net	$(1,158,482)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to the deferral of certain late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the differences between the book and tax cost basis of investments in passive foreign investment companies that are marked to market for tax purposes and book/tax differences in the income and realized gains allocated from the Master Fund.

5. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

6. Subsequent events

On March 27, 2017, the Fund commenced an offer to purchase (the “Offer”) up to 25% of the Fund’s outstanding Broker Shares at a price equal to the Broker Shares’ net asset value effective as of June 30, 2017. As of April 26, 2017, the expiration date of the Offer, there were 76,227 Broker Shares tendered.

*  *  *

The Fund announced on May 15, 2017 that the Board of Trustees of the Fund had approved the termination and liquidation of the Fund in accordance with the Maryland Statutory Trust Act. As part of the termination and liquidation of the Fund, the Board approved (i) a Plan of

18	EnTrustPermal Hedge Strategies Fund II 2017 Annual Report

Termination and Liquidation, (ii) the suspension of the sale of Broker Shares, (iii) the suspension of the dividend reinvestment plan of the Fund, (iv) the suspension of the distribution fee payable on the Broker Shares pursuant to the Shareholder Services and Distribution Plan, (v) the mandatory redemption at net asset value of Broker Shares held by shareholders other than Legg Mason, and (vi) the deregistration of the Fund as an investment company. It is anticipated that the redemption will be completed by the end of November, 2017. Shareholders will receive the net asset value of their Fund shares as of October 31, 2017 in cash pursuant to the redemption. In addition, effective immediately, the Fund will cease to purchase additional assets in pursuit of its investment objective.

Following the redemption, the Fund will terminate and Legg Mason will become the sole shareholder of the Master Fund. The Master Fund will continue to redeem its interests in the underlying hedge funds held by the Master Fund and distribute cash to Legg Mason as those interests are redeemed. Legg Mason has agreed that, to the extent it receives cash distributions in excess of the value of its remaining investment in the Fund as determined on the valuation date for the mandatory redemption of non-Legg Mason shareholders, excess proceeds will be distributed pro rata to the non-Legg Mason former shareholders of the Fund, or donated to charity if the expenses associated with a distribution would exceed the amount of the proceeds.

For taxable shareholders, liquidating distributions, including a mandatory redemption, will generally be treated as a sale of Fund shares that may result in a taxable gain or loss to shareholders for U.S. federal income tax purposes. In addition, it is expected that the Fund will distribute dividends of net income and/or net realized capital gains expected to be realized for the taxable year on or before the date of the redemption.

Tender offers previously accepted pursuant to Offers to Purchase dated December 22, 2016 and March 27, 2017 will be completed as scheduled pursuant to the terms of the applicable Offer to Purchase.

*  *  *

Management has evaluated the impact of all subsequent events on the Fund through the date financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

EnTrustPermal Hedge Strategies Fund II 2017 Annual Report	19

Report of independent registered public accounting firm

The Board of Trustees and Shareholders EnTrustPermal Hedge Strategies Fund II:

We have audited the accompanying statement of assets and liabilities of EnTrustPermal Hedge Strategies Fund II (formerly Permal Hedge Strategies Fund II) (the “Fund”) as of March 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from June 28, 2013 (commencement of operations) to March 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of March 31, 2017, by examination of the underlying EnTrustPermal Hedge Strategies Portfolio. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EnTrustPermal Hedge Strategies Fund II as of March 31, 2017, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from June 28, 2013 (commencement of operations) to March 31, 2014, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 6 to the financial statements, the Fund’s Board of Trustees approved the liquidation and termination of the Fund subsequent to the date of the statement of assets and liabilities. Our opinion is not modified with respect to this matter.

New York, New York

May 23, 2017

20	EnTrustPermal Hedge Strategies Fund II 2017 Annual Report

Board approval of management and sub-advisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Feeder Fund Board”) of EnTrustPermal Hedge Strategies Fund II (the “Feeder Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve initially for a term not exceeding two years and, thereafter, approve on an annual basis, the continuation of the investment management contract (the “Feeder Fund Management Agreement”) with the Feeder Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Feeder Fund Sub-Advisory Agreement”) with the Manager’s affiliate, EnTrustPermal Management LLC (the “Sub-Adviser”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 9 and 10, 2016, the Feeder Fund Board, including the Independent Directors, considered and approved the continuation of the Feeder Fund Management Agreement and the Feeder Fund Sub-Advisory Agreement for an additional one-year term. The Feeder Fund Board considered and approved continuation of the Feeder Fund Sub-Advisory Agreement even though not required to do so under the 1940 Act or by the terms of such agreement. In this regard, the Feeder Fund Sub-Advisory Agreement was approved by the Feeder Fund Board and by the shareholders of the Feeder Fund in May 2016, for an initial term of two years. The Feeder Fund is a “feeder fund” in a master-feeder structure and, as such, intends to invest all or substantially all of its assets in the EnTrustPermal Hedge Strategies Portfolio (the “Master Fund,” and together with the Feeder Fund, the “Funds”). The Master Fund employs a “fund of hedge funds” investment strategy pursuant to which the Master Fund invests primarily in underlying private investment vehicles (“Portfolio Funds”), typically referred to as “hedge funds.” At the Contract Renewal Meeting, the Board of Directors of the Master Fund (the “Master Fund Board,” and together with the Feeder Fund Board, the “Boards”) also considered and approved the continuation of the management agreement between the Master Fund and the Manager (the “Master Fund Management Agreement,” and together with the Feeder Fund Management Agreement, the “Management Agreements”) and the sub-advisory agreement (the “Master Fund Sub-Advisory Agreement,” and together with the Feeder Fund Sub-Advisory Agreement,” the “Sub-Advisory Agreements”) between the Manager and the Sub-Adviser for an additional one-year term. As in the case of the Feeder Fund Board’s approval of the Feeder Fund Sub-Advisory Agreement, the Master Fund Board considered and approved the Master Fund Sub-Advisory Agreement even though it was not required to do so under the 1940 Act or by the terms of such agreement. In this regard, the Master Fund Sub-Advisory Agreement was approved by Master Fund Board and the Master Fund’s shareholders for an initial term of two years in May 2016. The memberships of the Feeder Fund Board and the Master Fund Board are identical. To assist in their respective consideration of the renewals of the Management Agreements and the Sub-Advisory Agreements, the Boards received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the

EnTrustPermal Hedge Strategies Fund II	21

Board approval of management and sub-advisory agreements (unaudited) (cont’d)

Sub-Adviser, as well as the management and sub-advisory arrangements for the Funds and other funds in the same complex under the Boards’ supervision (collectively, the “Legg Mason Funds”), certain portions of which are discussed below. Presentations made to the Boards by the Manager and the Sub-Adviser at the Contract Renewal Meeting in connection with their respective evaluations of the Management Agreements and the Sub-Advisory Agreements encompassed the Funds and the other Legg Mason Funds. In addition to the Contract Renewal Information, the Boards received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Adviser to the Funds. Each Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of such Board and other Legg Mason Funds with respect to the services provided to the Funds by the Manager and the Sub-Adviser.

At a meeting held by conference call on November 2, 2016, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Funds, including the Fund, received to that date. No representatives of the Manager or the Sub-Adviser participated in this meeting. The discussion below reflects all of these reviews.

The Manager provides the Feeder Fund with investment advisory and administrative services pursuant to the Feeder Fund Management Agreement and the Sub-Adviser provides the Feeder Fund with certain investment sub-advisory services pursuant to the Feeder Fund Sub-Advisory Agreement. The Manager provides the Master Fund with investment advisory and administrative services pursuant to the Master Fund Management Agreement and the Sub-Adviser provides the Master Fund with certain investment sub-advisory services pursuant to the Master Fund Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager to each of the Funds, each such function being encompassed by the Feeder Fund Management Agreement, in the case of the Feeder Fund, and by the Master Fund Management Agreement, in the case of the Master Fund, and the investment sub-advisory functions being rendered by the Sub-Adviser.

Board approval of feeder fund management agreement and feeder fund sub-advisory agreement

In its deliberations regarding renewal of the Feeder Fund Management Agreement and the Feeder Fund Sub-Advisory Agreement, the Feeder Fund Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreements and sub-advisory agreements

The Feeder Fund Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Funds by the Manager under the respective Management Agreements and by the Sub-Adviser under the respective

22	EnTrustPermal Hedge Strategies Fund II

Sub-Advisory Agreements during the past year. The Feeder Fund Board also reviewed Contract Renewal Information regarding the Funds’ compliance policies and procedures established pursuant to the 1940 Act.

The Feeder Fund Board reviewed the qualifications, backgrounds, and responsibilities of the Funds’ senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Funds. The Feeder Fund Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Feeder Fund Board’s discussions with the Manager and the Sub-Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, the Sub-Adviser, and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Adviser, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Funds and the other Legg Mason Funds.

The Feeder Fund Board reviewed the responsibilities of the Manager and the Sub-Adviser under the Management Agreements and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Funds by the Sub-Adviser and others. Each of the Management Agreements permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision in each of the Management Agreements, the Manager does not provide day-to-day portfolio management services to the Feeder Fund or the Master Fund. Rather, management of the assets of the Feeder Fund and the Master Fund assets is provided by the Sub-Adviser pursuant to the Feeder Fund Sub-Advisory Agreement and the Master Fund Sub-Advisory Agreement, respectively. As noted above, the Feeder Fund, as a feeder fund in a master-feeder structure invests substantially all of its assets in the Master Fund and the Feeder Fund’s performance therefore is substantially dependent upon the performance of the Master Fund.

In reaching its determinations regarding continuation of the Feeder Fund Management Agreement and the Feeder Fund Sub-Advisory Agreement, the Feeder Fund Board took into account that Feeder Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Adviser, as well as the resources available to the Manager and the Sub-Adviser.

The Feeder Fund Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Feeder Fund under the Feeder Fund Management Agreement and the Feeder Fund Sub-Advisory Agreement have been satisfactory under the circumstances.

EnTrustPermal Hedge Strategies Fund II	23

Board approval of management and sub-advisory agreements (unaudited) (cont’d)

Fund performance

Although the boards of directors of the other Legg Mason Funds at the Contract Renewal Meeting received and considered comparative performance information and analyses for those other Legg Mason Funds prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, the Feeder Fund Board has been advised by the Manager that Broadridge does not actively track the performance of “funds of hedge funds.” The Feeder Fund Board noted that it had received and discussed with the Manager and the Sub-Adviser at periodic intervals throughout the year information reporting on the Feeder Fund’s performance in absolute terms and comparing the Feeder Fund’s performance against the HFRX Global Hedge Fund Index (the “HFRX Index”). At the Contract Renewal Meeting, the Feeder Fund Board considered information prepared and provided by the Manager as to the Feeder Fund’s net performance in absolute terms and relative to the HFRX Index in evaluating the Feeder Fund’s performance. As noted above, the Feeder Fund invests substantially all of its assets in the Master Fund and the Feeder Fund’s performance therefore is substantially dependent upon the performance of the Master Fund. The information considered by the Feeder Fund Board at the Contract Renewal Meeting indicated that, on a net asset value basis, the Feeder Fund’s net return for the 1-year period ended June 30, 2016 was -6.36%. On a net asset value basis, the Feeder Fund underperformed the HFRX Index for the 1-year period ended June 30, 2016. The Feeder Fund Board noted its inability to assess the Feeder Fund’s performance relative to comparable funds selected by an independent third party in light of the unavailability of comparative performance information from Broadridge.

Based on the reviews and discussions of the Feeder Fund’s performance and considering other relevant factors, including those noted above, the Feeder Fund Board concluded, under the circumstances, that continuation of the Feeder Fund Management Agreement and the Feeder Fund Sub-Advisory Agreement for an additional one-year period would be consistent with the interests of the Feeder Fund and its shareholders.

Management fees and expense ratios

The Feeder Fund Board reviewed and considered the management fee (the “Feeder Fund Management Fee”) payable by the Feeder Fund to the Manager under the Feeder Fund Management Agreement and the sub-advisory fee (the “Feeder Fund Sub-Advisory Fee”) payable to the Sub-Adviser under the Feeder Fund Sub-Advisory Agreement in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Adviser.

The Feeder Fund Board noted the Manager’s continuing belief that the nature of the master-feeder structure requires the Feeder Fund Board to examine the combined services provided to the Feeder Fund and the Master Fund in order to evaluate the Feeder Fund Management Fee and did so in reliance on that belief. The Feeder Fund Board also noted that for its services under the Master Fund Management Agreement, the Manager receives a management fee (the “Master Fund Management Fee,” and together with the Feeder Fund Management

24	EnTrustPermal Hedge Strategies Fund II

Fee, the “Management Fees”) and the Sub-Adviser for its services under the Master Fund Sub-Advisory Agreement receives a sub-advisory fee (the “Master Fund Sub-Advisory Fee,” and together with the Feeder Fund Sub-Advisory Fee, the “Sub-Advisory Fees”). The Feeder Fund is required to pay not only the Feeder Fund Management Fee but also indirectly a portion of the Master Fund Management Fee as a Master Fund shareholder. The Feeder Fund Management Agreement, however, provides, to the extent the Feeder Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser, such as the Master Fund, that the annual Feeder Fund Management Fee will be reduced by the aggregate management fees allocated to the Feeder Fund for its then-current fiscal year from such other registered investment company. Under this provision, the Feeder Fund currently pays no direct management fee to the Manager for services provided to the Feeder Fund under the Feeder Fund Management Agreement but indirectly pays a portion of the Master Fund Management Fee. The Feeder Fund Board noted further that the Sub-Advisory Fees payable to the Sub-Adviser under the Sub-Advisory Agreements are paid by the Manager, not the Funds, and, accordingly, that the retention of the Sub-Adviser does not increase the fees or expenses otherwise incurred by the shareholders of the Feeder Fund or the Master Fund pursuant to the Sub-Advisory Agreements. Lastly, the Feeder Fund Board noted the Manager’s past advice that the Master Fund’s shareholders, including the Feeder Fund, may pay management fees at two levels. In this regard, the Master Fund’s shareholders, including the Feeder Fund, pay management fees directly through the Master Fund Management Fee and indirectly through management and incentive fees charged by the Portfolio Funds.

Additionally, the Feeder Fund Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Feeder Fund Management Fee and the Feeder Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Feeder Fund and ten other closed-end funds of hedge funds as classified by Broadridge. The eleven Expense Group funds varied widely in size with average net common share assets ranging from $19.3 million to $501.3 million. Eight of the Expense Group funds were larger than the Feeder Fund and two were smaller.

The Feeder Fund Board considered that the Feeder Fund not only incurs and pays its own direct operating expenses but also indirectly pays a share of the operating expenses of the Portfolio Funds, including management fees, performance-based incentive fees, administration fees, professional fees, and other operating expenses. Hedge funds also incur trading expenses and dividend and interest expenses, which are a by-product of leveraging or hedging activities by the funds.

The Manager noted that it has entered into an expense waiver arrangement (the “Expense Waiver”) with the Feeder Fund pursuant to which the Manager has agreed to waive fees and/or to reimburse the Feeder Fund’s expenses to the extent necessary to limit the Feeder Fund’s

EnTrustPermal Hedge Strategies Fund II	25

Board approval of management and sub-advisory agreements (unaudited) (cont’d)

annualized ordinary expenses (excluding brokerage, interest expense, fees and expenses — including incentive or performance allocations and fees — attributable to hedge funds, taxes, and extraordinary expenses) to 2.65% (the “Expense Cap”) for the Feeder Fund, provided that the Manager is permitted to recapture amounts or is reimbursed within three years after the year in which the Manager earned the fee or incurred the expense if the total annual Feeder Fund operating expenses attributable to the Feeder Fund have fallen to a level below the Expense Cap (any such recapture being hereinafter referred to as an “Expense Recovery”). The Expense Waiver is scheduled to expire on December 31, 2017.

The Broadridge Expense Information, comparing the Feeder Fund Management Fee as well as the Feeder Fund’s actual total expenses to the Feeder Fund’s Expense Group, showed, among other things, that the Feeder Fund Management Fee was ranked sixth among the funds in the Expense Group when compared on a contractual basis (first being lowest and, therefore, best in these expense component rankings) and was at the Expense Group median for that expense component and that the Feeder Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers or expense waivers or caps implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked third among the funds in the Expense Group and was better (i.e., lower) than the Expense Group median for that expense component. The Broadridge Expense Information further showed that the Feeder Fund’s actual total expenses ranked tenth among the Expense Group funds and were worse (i.e., higher) than the Expense Group median for that expense component. The Manager noted that the Feeder Fund was the third smallest fund in the Expense Group and that the inclusion of widely varying sizes of funds in the Expense Group made meaningful expense comparisons difficult. The Feeder Fund Board noted that the small number of funds in the Expense Group, also made meaningful expense comparisons difficult.

The Feeder Fund Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Feeder Fund or the Master Fund, including, where applicable, institutional and separate accounts. The Feeder Fund Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Feeder Fund Management Fee or Master Fund Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Funds and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than registered investment companies such as the Funds, and the Funds are subject to heightened regulatory requirements relative to institutional clients. The Contract Renewal Information noted further that the Funds are provided with administrative services, office facilities, Fund officers (including the Funds’ chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Funds by other fund service providers. The Feeder Fund Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

26	EnTrustPermal Hedge Strategies Fund II

Taking all of the above into consideration, the Feeder Fund Board determined that the Feeder Fund Management Fee and the Feeder Fund Sub-Advisory Fee were reasonable in light of the nature, extent, and overall quality of the combined management, investment advisory and other services provided to the Funds under the Management Agreements and the Sub-Advisory Agreements.

Manager profitability

The Feeder Fund Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Funds for the Manager’s fiscal years ended March 31, 2016 and March 31, 2015. The Feeder Fund Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Feeder Fund Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to the Sub-Adviser of its relationships with the Funds was not considered to be a material factor in the Feeder Fund Board’s considerations since the Sub-Advisory Fees are paid by the Manager, not the Funds. The profitability analysis presented to the Feeder Fund Board as part of the Contract Renewal Information indicated that the relationship with the Funds is not profitable to the Manager. The Feeder Fund Board noted that the Expense Waiver is scheduled to expire on December 31, 2017 and that the expiration would impact the Manager’s subsequent profitability level, and also noted that the Manager’s reported profitability could be increased in the event of a subsequent Expense Recovery.

Economies of scale

The Feeder Fund Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Funds’ assets grow. The Manager noted the small asset size of each of the Funds and uncertainty as to growth in each Fund’s assets. Moreover, the Manager has waived its Feeder Fund Management Fee pursuant to the Expense Waiver. The Feeder Fund Board determined that the structure of the Feeder Fund Management Fee was appropriate under present circumstances.

Other benefits to the manager and the sub-adviser

The Boards considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Funds and did not regard such benefits as excessive.

*  *  *  *  *

In light of all of the foregoing and other relevant factors, the Feeder Fund Board determined, under the circumstances, that continuation of the Feeder Fund Management Agreement and the Feeder Fund Sub-Advisory Agreement would be consistent with the interests of the Feeder Fund and its shareholders and unanimously voted to continue the Feeder Fund Management Agreement and the Feeder Fund Sub-Advisory Agreement for a period of one additional year. No single factor reviewed by the Feeder Fund Board was identified by the

EnTrustPermal Hedge Strategies Fund II	27

Board approval of management and sub-advisory agreements (unaudited) (cont’d)

Board as the principal factor in determining whether to approve continuation of the Feeder Fund Management Agreement and the Feeder Fund Sub-Advisory Agreement, and each Feeder Fund Board member may have attributed different weights to the various factors. The Independent Directors of the Feeder Fund were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Feeder Fund Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Feeder Fund Management Agreement and the Feeder Fund Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors of the Feeder Fund separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors of the Feeder Fund also discussed the proposed continuation of the Feeder Fund Management Agreement and the Feeder Fund Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or the Sub-Adviser were present.

28	EnTrustPermal Hedge Strategies Fund II

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of EnTrustPermal Hedge Strategies Fund II (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-800-822-5544.

Independent Trustees†:
Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Trustee and Member of Nominating and Audit Committees
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); formerly, Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Trustee (including the Fund)	27
Other board memberships held by Trustee during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Trustee and Member of Nominating and Audit Committees
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	27
Other board memberships held by Trustee during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Trustee and Member of Nominating and Audit Committees
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	27
Other board memberships held by Trustee during past five years	None

EnTrustPermal Hedge Strategies Fund II	29

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Trustee and Member of Nominating and Audit Committees
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Trustee (including the Fund)	27
Other board memberships held by Trustee during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Trustee and Member of Nominating and Audit Committees
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Consultant and Lecturer; President Emeritus (since 2003); formerly, Senior Board Fellow (2003 to 2015) and President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Trustee (including the Fund)	27
Other board memberships held by Trustee during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Trustee, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Trustee and Member of Nominating and Audit Committees
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	27
Other board memberships held by Trustee during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

30	EnTrustPermal Hedge Strategies Fund II

Independent Trustees cont’d
Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Trustee and Member of Nominating and Audit Committees
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Adviser to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	27
Other board memberships held by Trustee during past five years	Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Trustee and Member of Nominating and Audit Committees
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Latin American Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	27
Other board memberships held by Trustee during past five years	None

EnTrustPermal Hedge Strategies Fund II	31

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
Jane Trust, CFA[2]
Year of birth	1962
Position(s) held with Fund[1]	Trustee, Chairman, President and Chief Executive Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	151
Other board memberships held by Trustee during past five years	None

Additional Officers:

Todd F. Kuehl[3] Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2017
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co. (since 2011); Chief

Compliance Officer of certain mutual funds associated with

Legg Mason & Co. or its affiliates (since 2006); formerly,

Chief Compliance Officer of Legg Mason Private Portfolio

Group (prior to 2010); formerly, Branch Chief, Division of

Investment Management, U.S. Securities and Exchange

Commission (2002 to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

32	EnTrustPermal Hedge Strategies Fund II

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

EnTrustPermal Hedge Strategies Fund II	33

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

[3]	Effective May 11, 2017, Mr. Kuehl became Chief Compliance Officer.

34	EnTrustPermal Hedge Strategies Fund II

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

EnTrustPermal Hedge Strategies Fund II	35

Dividend reinvestment plan (unaudited)

Holders of shares of beneficial interest, par value $0.00001 per share (the “Shares”) of EnTrustPermal Hedge Strategies Fund II (the “Fund”) who participate (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) are advised as follows:

1. Enrollment of Participants. Each holder of Shares (a “Shareholder”) will automatically be a Participant. A Shareholder whose Shares are registered in the name of a nominee (such as an intermediary firm through which the Shareholder acquired Shares (an “Intermediary”)) must contact the nominee regarding the Shareholder’s status under the Plan.

2. The Plan Agent. The Bank of New York Mellon (the “Plan Agent”) will act as Plan Agent for each Participant.

3. Distributions. If the Fund declares income dividends and/or capital gains distributions (collectively, “Distributions”) payable either in Shares or in cash, non-participants in the Plan will receive Shares (in the case of a share distribution) or cash (in the case of a cash distribution), and Participants will receive Shares (in the case of a share distribution) or, in the case of a cash distribution, the equivalent amount in Shares. To the extent that a Participant reinvests Distributions in additional Shares, the Participant will receive an amount of Shares of the Fund equal to the amount of the Distribution on that Participant’s Shares divided by the net asset value per Share (“NAV”) of the Fund determined on the next valuation date following the record date for the payment of the applicable Distribution by the Fund.

4. Opt-Out. A Participant wishing to receive cash must affirmatively elect to receive both income dividends and capital gain distributions, if any, in cash. A Participant holding Shares through an Intermediary may elect to receive cash by notifying the Intermediary (who should be directed to inform the Fund). A Shareholder is free to change this election at any time, subject to the provisions of Section 9 below.

5. Recordkeeping. The Plan Agent will reflect each Participant’s Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form. Each Participant will be sent a confirmation by the Plan Agent of each acquisition made for his, her or its account as soon as practicable, but not later than 60 days after the date thereof. Distributions on fractional Shares will be credited to each Participant’s account to three decimal places. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the NAV of Shares at the time of termination. Any Share Distributions or split shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts.

6. Fees. The Plan Agent’s service fee for handling Distributions will be paid by the Fund.

36	EnTrustPermal Hedge Strategies Fund II

7. Termination of the Plan. The Plan may be terminated by the Fund at any time upon written notice mailed to the Participants at least 30 days prior to the record date for the payment of any Distribution by the Fund for which the termination is to be effective.

8. Amendment of the Plan. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to Participants at least 30 days prior to the record date for the payment of any Distribution by the Fund for which the amendment is to be effective.

9. Withdrawal from the Plan. Participants may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at BNY Investors Services c/o EnTrustPermal Hedge Strategies Fund II, 400 Bellevue Parkway, Wilmington, DE 19809, Mail Stop 19C-0204 or by calling the Plan Agent at 866-211-4521. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Shares.

10. Standard of Care. The Plan Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but the Plan Agent assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith or willful misconduct of the Plan Agent or its employees.

11. Applicable Law. These terms and conditions shall be governed by the laws of the State of New York.

EnTrustPermal Hedge Strategies Fund II	37

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended March 31, 2017:

Record date:	12/1/2016
Payable date:	1/25/2017
Long-term capital gain dividend	$0.01343

Please retain this information for your records.

38	EnTrustPermal Hedge Strategies Fund II

Schedule of investments

March 31, 2017

EnTrustPermal Hedge Strategies Portfolio

	Cost		Fair Value	% of Net Assets
Investments in Portfolio Funds
Event Driven
Axar Offshore Fund, Ltd.*(b)(d)	$2,000,000		$2,492,626	6.04%
Empyrean Capital Overseas Fund, Ltd.*(b)(d)	2,709,554		3,050,027	7.39
Fortelus Special Situations Fund, Ltd.*(e)	65,763		151,978	0.37
H Offshore Fund, Ltd.*(b)(d)	650,000		1,347,225	3.26
Palomino Fund, Ltd.*(c)	863,467		898,747	2.18
Third Point Offshore Fund, Ltd.*(b)	2,318,978		3,016,353	7.30
Twin Offshore, Ltd.*(a)	2,681,478		2,987,560	7.23
Total Event Driven	11,289,240		13,944,516	33.77
Fixed Income Hedge
Apollo Strategic Value Offshore Fund, Ltd.*(f)	7,761		2,384	0.01
Canyon Balanced Fund (Cayman), Ltd.*(b)(d)	1,604,460		1,937,338	4.69
Gracie International Credit Opportunities Fund, Ltd.*(b)	1,875,000		2,108,927	5.11
Reef Road Fund Ltd.*(c)	1,250,000		1,224,288	2.97
River Birch International, Ltd.*(b)(d)	1,577,493		1,620,663	3.92
Standard General Offshore Fund, Ltd.*(b)(d)	2,400,000		2,691,406	6.52
Stone Lion Fund, Ltd.*(f)	80,480		58,631	0.14
York Credit Opportunities Unit Trust*(b)	1,500,000		1,305,919	3.16
Total Fixed Income Hedge	10,295,194		10,949,556	26.52
Fixed Income Long — Developed Markets
LibreMax Offshore Fund, Ltd.*(b)(d)	2,765,000		3,270,774	7.92
Monarch Debt Recovery Fund, Ltd.*(c)(g)	1,350,000		1,807,823	4.38
Shenkman Energy Opportunity Fund Ltd.*(b)	1,050,000		1,437,991	3.48
Total Fixed Income Long — Developed Markets	5,165,000		6,516,588	15.78
Macro
Caxton Global Investments, Ltd.*(b)	1,096,713		1,140,908	2.76
Graticule Asia Macro Fund Ltd*(b)	1,000,000		1,025,387	2.49
DG Macro Fund Ltd.*(a) ¥	1,419,194		1,528,175	3.70
Moore Macro Managers Fund, Ltd.*(b)	900,000		1,055,013	2.56
The Tudor BVI Global Fund, Ltd.*(b)	709,117		761,111	1.84
Total Macro	5,125,024		5,510,594	13.35
Total Investments in Portfolio Funds	$31,874,458	#	36,921,254	89.42
Other Assets Less Liabilities			4,370,029	10.58
Net Assets			$41,291,283	100.00%

Note: Investments in underlying Portfolio Funds are categorized by investment strategy.

*	Non-income producing securities.

(a)	Redemptions permitted monthly.

See Notes to Financial Statements.

EnTrustPermal Hedge Strategies Portfolio 2017 Annual Report	39

Schedule of investments (cont’d)

March 31, 2017

EnTrustPermal Hedge Strategies Portfolio

(b)	Redemptions permitted quarterly.

(c)	Redemptions permitted annually.

(d)	Subject to investor level gates if a significant portion of the investment is redeemed.

(e)

EntrustPermal Hedge Strategies Portfolio’s interest in the Portfolio Fund is held in a side pocket and is redeemable only when the underlying investment is realized or converted to regular interest in the Portfolio Fund.

(f)

EnTrustPermal Hedge Strategies Portfolio’s interest in the Portfolio Fund is in liquidation. In addition to any redemption proceeds that may have already been received, EnTrustPermal Hedge Strategies Portfolio will continue to receive proceeds periodically as the Portfolio Fund is able to liquidate the underlying investments.

(g)	$273,245 of this investment is subject to a minimum lock-up period.

¥	Formerly known as London Select Fund Limited.

#	Aggregate cost for U.S. federal income tax purposes is $36,578,451.

See Notes to Financial Statements.

40	EnTrustPermal Hedge Strategies Portfolio 2017 Annual Report

Statement of assets and liabilities

March 31, 2017

Assets
Investments in Portfolio Funds, at fair value (Cost — $31,874,458)	$36,921,254
Cash	4,426,269
Redemptions receivable from Portfolio Funds	1,230,693
Receivable for reimbursement from adviser	586
Total Assets	42,578,802

Liabilities
Capital withdrawals payable	1,005,000
Management fees payable	38,807
Trustees’ fees payable	2,400
Accrued expenses	241,312
Total Liabilities	1,287,519
Total Net Assets	$41,291,283

Net Assets Consist of
Investors’ capital	$36,244,487
Net unrealized appreciation/depreciation	5,046,796
Total Net Assets	$41,291,283

See Notes to Financial Statements.

EnTrustPermal Hedge Strategies Portfolio 2017 Annual Report	41

Statement of operations

For the Year Ended March 31, 2017

Investment Income
Income	$9,191
Total Investment Income	9,191

Fund Expenses
Investment management fee (Note 2)	513,813
Audit and tax fees	204,000
Administration fees	153,800
Legal fees	40,452
Trustees’ fees	19,105
Miscellaneous expenses	20,934
Total Operating Expenses	952,104
Less: Fee waivers and/or expense reimbursements (Note 2)	(88,759)
Net Expenses	863,345
Net Investment Loss	(854,154)
Net Realized Gain From Investments in Portfolio Funds	269,825
Net Change in Unrealized Appreciation From Investments in Portfolio Funds	4,470,173
Net Increase in Net Assets Resulting From Operations	$3,885,844

See Notes to Financial Statements.

42	EnTrustPermal Hedge Strategies Portfolio 2017 Annual Report

Statements of changes in net assets

For the Years Ended March 31,	2017	2016

Net Increase (Decrease) in Net Assets:

Operations:
Net investment loss	$(854,154)	$(1,042,525)
Net realized gain from investments in Portfolio Funds	269,825	1,182,233
Net change in unrealized appreciation (depreciation) from investments in Portfolio Funds	4,470,173	(5,453,891)
Net Increase (Decrease) in Net Assets Resulting From Operations	3,885,844	(5,314,183)

Capital Transactions:
Proceeds from contributions	1,208,340	6,171,500
Value of withdrawals	(14,705,000)	(8,365,000)
Net Decrease in Net Assets From Capital Transactions	(13,496,660)	(2,193,500)
Decrease in Net Assets	(9,610,816)	(7,507,683)

Net Assets:
Beginning of year	50,902,099	58,409,782
End of year	$41,291,283	$50,902,099

See Notes to Financial Statements.

EnTrustPermal Hedge Strategies Portfolio 2017 Annual Report	43

Statement of cash flows

For the Year Ended March 31, 2017

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$3,885,844
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments in Portfolio Funds	(1,252)
Proceeds from the disposition of investments in Portfolio Funds	19,316,622
Net realized gain on investments in Portfolio Funds	(269,825)
Net change in unrealized appreciation from investments in Portfolio Funds	(4,470,173)
Increase in receivable for reimbursement from adviser	(488)
Decrease in trustees’ fees payable	(343)
Decrease in management fees payable	(11,539)
Decrease in accrued expenses	(11,739)
Net Cash Provided by Operating Activities	18,437,107

Cash Used in Financing Activities
Proceeds from contributions	1,208,340
Value of withdrawals	(17,585,000)
Net Cash Used in Financing Activities	(16,376,660)

Cash
Net increase in cash	2,060,447
Cash at beginning of year	2,365,822
Cash at end of year	$4,426,269

See Notes to Financial Statements.

44	EnTrustPermal Hedge Strategies Portfolio 2017 Annual Report

Financial highlights

For each year ended March 31, unless otherwise noted:
	2017	2016	2015	2014[1]

Net assets, end of year (000s)	$41,291	$50,902	$58,410	$32,354
Total return[2]	8.63%	(8.71)%	0.85%	5.49%

Ratios to average net assets:
Gross expenses[3]	2.04%	1.90%	2.14%	2.97%[4]
Net expenses[3,5]	1.85%	1.85%	1.85%	2.01%[4]
Net investment loss	(1.83)%	(1.83)%	(1.76)%	(1.96)%[4]

Portfolio turnover	0%[6]	16%[7]	5%	5%

[1]	For the period June 12, 2013 (commencement of operations) to March 31, 2014.

[2]

EnTrustPermal Hedge Strategies Portfolio is a closed-end fund, the shares of which are offered to the feeder funds. No secondary market for EnTrustPermal Hedge Strategies Portfolio’s shares exists. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. The total return for periods less than one year has not been annualized.

[3]	Does not include expenses of the Portfolio Funds in which EnTrustPermal Hedge Strategies Portfolio invests.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Amount represents less than 0.5% .

[7]

Includes an in-kind transfer where EnTrustPermal Hedge Strategies Portfolio’s interests in a Portfolio Fund were transferred to another Portfolio Fund. Absent this transaction, the portfolio turnover would have been 14%.

See Notes to Financial Statements.

EnTrustPermal Hedge Strategies Portfolio 2017 Annual Report	45

Notes to financial statements

1. Organization and significant accounting policies

EnTrustPermal Hedge Strategies Portfolio (formerly Permal Hedge Strategies Portfolio) (the “Master Fund”) is a Maryland statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Master Fund employs a “fund-of-hedge funds” investment program that provides a means for investors to participate in investments in private investment vehicles, typically referred to as hedge funds (“Portfolio Funds”), by providing a single portfolio of interests in underlying Portfolio Funds, which are managed by a number of third-party investment managers (the “Portfolio Managers”).

The Master Fund’s investment objective is to seek long-term capital appreciation while attempting to reduce risk and volatility. In seeking to achieve its objective, the Master Fund will provide its shareholders, through investments primarily in the Portfolio Funds, access to a broad range of investment strategies with a global fixed income focus, which may include, but are not limited to, global fixed income strategies (e.g., U.S. and non-U.S. fixed income hedge, convertible arbitrage, fixed income arbitrage, asset-backed securities, long-only, high yield, emerging markets debt), global event-driven strategies (e.g., risk arbitrage, distressed debt, special situations, activists) and global macro strategies (e.g., discretionary, systematic, natural resources) and, to a lesser extent, equity long/short strategies.

The following are significant accounting policies consistently followed by the Master Fund and are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. The Master Fund primarily invests in Portfolio Funds. The net asset values of Portfolio Funds (“Underlying NAV”) are generally not readily available from pricing vendors, nor are they calculable independently by EnTrustPermal Management LLC, (prior to May 2, 2016, Permal Asset Management LLC) (“EnTrustPermal”), the Master Fund’s sub-adviser, or the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). Therefore, pursuant to the valuation procedures, the Master Fund, under the direction of the Valuation Committee and recommendations from EnTrustPermal, fair values the Master Fund’s interests in the Portfolio Funds as of each date upon which the Master Fund calculates its net asset value (“NAV Date”). The Master Fund values, using the net asset value as a practical expedient to form the basis of fair value, each underlying Portfolio Fund as of the NAV Date primarily in reliance on the most recent Underlying NAV supplied by the Portfolio Fund’s third party administrator. In the event that a Portfolio Fund’s third party administrator does not report an Underlying NAV to the Master Fund on a timely basis, the Master Fund determines the fair value of its investment in such Portfolio Fund based on a valuation report provided by the Portfolio Fund, as well as any other relevant information available at the NAV Date. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio

46	EnTrustPermal Hedge Strategies Portfolio 2017 Annual Report

Managers and/or their administrators. In the event the Underlying NAV is not as of the NAV Date, EnTrustPermal will use benchmarks or other triggers in determining if a significant market movement has occurred between the effective date of the Underlying NAV and the Master Fund’s NAV Date that should be taken into consideration when determining the reasonableness of the Underlying NAV.

Prior to investing in any Portfolio Fund, EnTrustPermal conducts a due diligence review of the valuation methodology utilized by a Portfolio Fund’s third party administrator, which utilizes market values when available and otherwise utilizes principles of fair value consistent with U.S. GAAP.

The Board of Trustees (the “Board”) is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Valuation Committee. The Valuation Committee, pursuant to the policies adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Master Fund’s pricing policies, and reporting to the Board.

Some of the Portfolio Funds may hold a portion of their assets in “side pockets,” which are sub-funds within the Portfolio Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Portfolio Funds may provide. Should the Master Fund seek to liquidate its investment in a Portfolio Fund that maintains these side pockets, the Master Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Master Fund is permitted to fully liquidate its interest in the Portfolio Fund, the fair value of its investment could fluctuate based on adjustments to the value of the side pocket. At March 31, 2017, $151,978 or 0.4% of the Master Fund’s net assets was invested in a side pocket maintained by a Portfolio Fund.

As a general matter, the fair value of the Master Fund’s investment in a Portfolio Fund represents the amount that the Master Fund can reasonably expect to receive if the Master Fund’s investment was redeemed in an orderly transaction at the time of valuation. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually. The Portfolio Funds generally require advance notice of an investor’s intent to redeem its interest, and may, depending on the Portfolio Funds’ governing agreements, deny or delay a redemption request. The underlying investments of each Portfolio Fund are accounted for at fair value in accordance with U.S. GAAP. The Portfolio Funds may invest a portion of their assets in restricted securities and other investments that are illiquid.

The Master Fund considers whether an adjustment should be made to an Underlying NAV when the Underlying NAV does not represent fair value consistent with U.S. GAAP or when it is probable that the Master Fund will sell a portion of the Portfolio Fund at an amount different from the Underlying NAV. No adjustments were made to the Underlying NAVs as of March 31, 2017.

The following is a summary of the investment strategies, liquidity, redemption notice periods and any restrictions on the liquidity provisions of the investments in Portfolio Funds

EnTrustPermal Hedge Strategies Portfolio 2017 Annual Report	47

Notes to financial statements (cont’d)

held by the Master Fund as of March 31, 2017. Portfolio Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would affect their liquidity. The Master Fund had no unfunded capital commitments as of March 31, 2017.

Global fixed income strategies can include U.S. and non-U.S. fixed income hedge, fixed income arbitrage, convertible arbitrage, asset-backed securities, long-only, high yield, and emerging markets debt. U.S. and non-U.S. fixed income hedge generally involve Portfolio Managers taking both long and short positions in credit related instruments, including bonds, loans, asset-backed securities and credit default swaps and in some or all quality segments including investment grade, high yield, and emerging markets debt. Fixed income arbitrage generally involves Portfolio Managers attempting to capture mispricing within and across global fixed income markets and associated derivatives. Value may be added by taking advantage of advantageous tax provisions, yield curve anomalies, volatility differences and arbitraging bond futures versus the underlying bonds (basis trading). Typically, a large amount of leverage is used to enhance returns. Convertible arbitrage generally involves seeking to profit from the mispricing of the embedded option in a convertible bond. Frequently, this strategy is characterized by a long, convertible position and corresponding short position in the underlying stock. Convertible arbitrage may use low or high levels of leverage depending upon the specific securities held by the Portfolio Fund. The Portfolio Funds within this strategy have quarterly to annual liquidity, and are generally subject to a 60 to 90 day notice period. A portion of a Portfolio Fund representing approximately 2% in this strategy has redemptions subject to a minimum lock-up period. Portfolio Funds representing less than 1% in this strategy are in liquidation. Portfolio Funds representing approximately 54% in this strategy have gated redemptions at the investor account level and limit investors’ ability to redeem their full holdings at any redemption date. The remaining approximately 44% of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date or within near term.

Global event-driven strategies can include distressed debt, risk arbitrage, special situations and activists. Portfolio Managers employing such strategies maintain positions in companies currently or potentially involved in a wide variety of corporate transactions. Event-driven exposure can include a combination of equity markets, credit markets and idiosyncratic, company-specific developments. The outcome of the investment is predicated on an event or catalyst. Risk arbitrage generally involves Portfolio Managers attempting to seek to exploit the change in the price of a firm’s securities as a result of a takeover or merger. Typically, the Portfolio Manager will take long positions in the securities of the target firm and short positions in the securities of the acquiring firm. Special situations strategies involve investing in securities of issuers that are engaged in, or expected to experience, certain special events such as restructurings, spin-offs, liquidations, privatizations, stock buybacks, bond upgrades from credit agencies, and earnings surprises, all with the intention of profiting from the outcome of such events. Distressed securities involve investing in securities of a company that is near or in bankruptcy and, as a result, the securities are trading at a reduced price. Activist strategies attempt to obtain representation on

48	EnTrustPermal Hedge Strategies Portfolio 2017 Annual Report

a company’s board of trustees to impact the firm’s policies or strategic direction. They can employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently or prospectively engaged in a corporate transaction or other catalyst-oriented situation. Activist strategies are distinguished from other event-driven strategies in that, over a given market cycle, activist strategies would expect to have greater than 50% of the portfolio in activist positions. The Portfolio Funds within this strategy have monthly to annual liquidity, and are generally subject to 45 to 90 day notice period. A Portfolio Fund representing approximately 7% in this strategy has a greater than quarterly redemption period. A Portfolio Fund representing approximately 1% in this strategy is classified as a side pocket investment. Portfolio Funds representing approximately 49% in this strategy have gated redemptions at the investor account level and limit investors’ ability to redeem their full holdings at any redemption date. The remaining approximately 43% of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date or within near term.

Global macro strategies seek to profit from changes in global financial markets and take positions to take advantage of changes in interest rates, exchange rates, liquidity and other macroeconomic factors. Investments may be either long or short in cash securities, derivative contracts, or options, and may be in equities, fixed-income markets, currencies, or commodities (e.g., agricultural, metals, energy). This category is composed of three major management strategies: discretionary strategies, systematic strategies and natural resources strategies. Portfolio Managers using discretionary global macro strategies seek to profit by capturing market moves throughout a broad universe of investment opportunities. These opportunities include financial markets, such as global equity, currency, and fixed-income markets, as well as non-financial markets, such as the energy, agricultural, and metals markets. These Portfolio Managers utilize a combination of fundamental market research and information in conjunction with quantitative modeling to identify opportunities that exist within the markets. While the markets they invest in may be diverse, these Portfolio Managers tend to hold more concentrated positions in a limited number of markets at any one time. Positions may be long and short in different markets, and the Portfolio Managers tend to employ leverage. Portfolio Managers using systematic global macro strategies employ proprietary or other models to identify opportunities that exist within a diverse group of financial and non-financial markets and establish positions based on the models. While subjective investment decisions are made, such decisions are the result of a heavier reliance upon models than is the case with discretionary strategies and the vast majority of trading decisions are executed without discretion. Portfolio Managers employing systematic strategies tend to hold positions in several markets at the same time, may be both long and short, and tend to use leverage when establishing positions. Portfolio Managers using natural resources trading strategies use commodity trading strategies generally investing on a global basis in a portfolio of securities, commodities and derivative instruments relating to “Commodity and Basic Industries,” which include but are not limited to energy, chemicals, agriculture, food, precious metals, industrial materials (and their related support industries, including oil service, mining equipment, forest products,

EnTrustPermal Hedge Strategies Portfolio 2017 Annual Report	49

Notes to financial statements (cont’d)

building/construction materials, ferrous and non-ferrous metals, petrochemicals, and plastics) and related industries and manufacturing (e.g., homebuilding, automobile manufacturing and auto parts, shipbuilding, and construction and construction engineering). Natural resources trading includes cash commodities and futures, forward, option and swap contracts in agricultural, metals and energy items among other commodities, while equity investments include securities of companies that produce, process, convert, transport and service such commodities. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to 30 to 90 day notice period. All of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date or within near term.

(b) Cash. The cash at March 31, 2017 consists of deposit accounts with The Bank of New York Mellon. Such cash, at times, may exceed U.S. federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

(c) Security transactions and investment income. The Master Fund’s transactions are accounted for on a trade-date basis. Realized gains and losses on Master Fund transactions are determined by use of the specific identification method. Interest income and expenses are recognized on the accrual basis. Dividend income is recognized on the ex-dividend date. The Master Fund will indirectly bear a portion of the Portfolio Funds’ income and expenses, including management fees and incentive fees charged by the Portfolio Funds. That income and those expenses are recorded in the Master Fund’s financial statements as unrealized appreciation/ depreciation and not as income or expense on the Statement of Operations or in the Financial Highlights.

(d) Compensating balance arrangements. The Master Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Master Fund’s cash on deposit with the bank.

(e) Method of allocation. Net investment income and net realized gains and/or losses of the Master Fund are allocated pro rata, based on respective ownership interests, among the investors in the Master Fund.

(f) Income taxes. The Master Fund is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Fund is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Fund. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Fund’s assets will be managed so an investor in the Master Fund can satisfy the requirements of Subchapter M of the Internal Revenue Code.

Management has analyzed the Master Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2017, no provision for income tax is required in the Master Fund’s financial statements. The Master Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not

50	EnTrustPermal Hedge Strategies Portfolio 2017 Annual Report

expired are subject to examination by Internal Revenue Service and state departments of revenue.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Master Fund’s investment manager and EnTrustPermal is the Master Fund’s sub-adviser. Prior to May 2, 2016, Permal Asset Management LLC (“Permal”) was the Master Fund’s sub-adviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”) and EnTrustPermal is a subsidiary of Legg Mason. Permal was a wholly-owned subsidiary of Legg Mason.

Under the investment management agreement between the Master Fund and LMPFA, the Master Fund pays an investment management fee, calculated and paid monthly, at an annual rate of 1.10% of the Master Fund’s average monthly managed assets. “Managed assets” means net assets plus the principal amount of any borrowings and assets attributable to any preferred shares that may be outstanding.

During the year ended March 31, 2017, LMPFA waived fees and/or reimbursed expenses of $88,759.

LMPFA is permitted to recapture amounts waived and/or reimbursed within three years after the year in which LMPFA earned the fee or incurred the expense under certain circumstances.

At March 31, 2017, the Master Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

Expires March 31, 2018	$141,158
Expires March 31, 2019	30,039
Expires March 31, 2020	88,759
Total fee waivers/expense reimbursements subject to recapture	$259,956

LMPFA provides administrative and certain oversight services to the Master Fund. LMPFA delegates to the sub-adviser the day-to-day portfolio management of the Master Fund. For its services, LMPFA pays EnTrustPermal (Permal prior to May 2, 2016) an amount equal to 1.00% of the Master Fund’s average monthly managed assets.

Fixed fees of the Portfolio Funds are generally expected to range from 1% to 3% annually of the value of the Master Fund’s investment and incentive allocations or fees of the Portfolio Funds are generally expected to range from 15% to 30% annually of a Portfolio Fund’s net profits or performance. These fixed fees and incentive allocations or fees of the Portfolio Funds are accounted for in the valuations of the Portfolio Funds and are not reflected in the management fees reflected in the Statement of Operations.

All officers and one Trustee of the Master Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Master Fund.

EnTrustPermal Hedge Strategies Portfolio 2017 Annual Report	51

Notes to financial statements (cont’d)

3. Investments

For the year ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of Portfolio Funds (excluding short-term investments) were as follows:

Purchases	$1,252
Sales	16,291,376

At March 31, 2017, the aggregate gross unrealized appreciation and depreciation of investments for U.S. federal income tax purposes were as follows:

Gross unrealized appreciation	$1,939,166
Gross unrealized depreciation	(1,596,363)
Net unrealized appreciation	$342,803

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the difference between the book and tax cost basis of the Portfolio Funds contributed to the Master Fund and differences between the book vs. taxable income and capital gains recognized on passive foreign investment companies treated as qualified electing funds.

4. Derivative instruments and hedging activities

For the year ended March 31, 2017, the Master Fund did not invest in any derivative instruments.

5. Financial instruments with off-balance sheet risk

In the normal course of business, the Portfolio Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts and entering into equity swaps. The Master Fund’s risk of loss in these Portfolio Funds is limited to the value of its investment in the respective Portfolio Funds.

6. Redemption penalty

The Master Fund may be charged a redemption penalty for redeeming its interests of certain Portfolio Funds prior to the expiration of applicable lock-up periods. For the year ended March 31, 2017, the Master Fund did not incur a redemption penalty.

7. Contingencies

In the normal course of business, the Master Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Master Fund based on events which have not yet occurred. However, based on experience, the Master Fund believes the risk of loss from these arrangements to be remote.

8. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and

52	EnTrustPermal Hedge Strategies Portfolio 2017 Annual Report

disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Master Fund’s financial statements and related disclosures.

9. Subsequent events

On May 15, 2017, the Master Fund’s two feeder funds, EnTrustPermal Hedge Strategies Fund I and EnTrustPermal Hedge Strategies Fund II (the “Feeder Funds”), announced that the Board of Trustees of each Feeder Fund had approved the termination and liquidation of the Feeder Funds in accordance with the Maryland Statutory Trust Act. As part of the termination and liquidation of each Feeder Fund, the Board approved the mandatory redemption at net asset value of Feeder Fund shares held by shareholders other than Legg Mason. It is anticipated that the redemption will be completed by the end of November, 2017. The Feeder Funds and the Master Fund will each cease to purchase additional assets in pursuit of its investment objective.

Following the redemption, each Feeder Fund will terminate and Legg Mason will become the sole shareholder of the Master Fund. The Master Fund will continue to redeem its interests in the underlying hedge funds held by the Master Fund and distribute cash to Legg Mason as those interests are redeemed. In addition, the Master Fund will seek to deregister as an investment company following the redemption.

*  *  *

Management has evaluated the impact of all subsequent events on the Master Fund through the date financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

EnTrustPermal Hedge Strategies Portfolio 2017 Annual Report	53

Report of independent registered public accounting firm

The Board of Trustees and Interestholders

EnTrustPermal Hedge Strategies Portfolio:

We have audited the accompanying statement of assets and liabilities of EnTrustPermal Hedge Strategies Portfolio (formerly Permal Hedge Strategies Portfolio) (the “Master Fund”), including the schedule of investments, as of March 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from June 12, 2013 (commencement of operations) to March 31, 2014. These financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017 by correspondence with the underlying portfolio managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EnTrustPermal Hedge Strategies Portfolio as of March 31, 2017, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from June 12, 2013 (commencement of operations) to March 31, 2014, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 9 to the financial statements, the Board of Trustees of the Master Fund’s two feeder funds, EnTrustPermal Hedge Strategies Fund I and EnTrustPermal Hedge Strategies Fund II (the “Feeder Funds”), approved the liquidation and termination of the Feeder Funds subsequent to the date of the statement of assets and liabilities. The Master Fund will seek to deregister as an investment company following the redemption of interests in the underlying hedge funds.

New York, New York

May 23, 2017

54	EnTrustPermal Hedge Strategies Portfolio 2017 Annual Report

Board approval of management and sub-advisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of EnTrustPermal Hedge Strategies Portfolio (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve initially for a term not exceeding two years and, thereafter, approve on an annual basis, the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, EnTrustPermal Management LLC (the “Sub-Adviser”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 9 and 10, 2016, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year term. The Board considered and approved continuation of the Sub-Advisory Agreement even though not required to do so under the 1940 Act or by the terms of such agreement. In this regard, the Sub-Advisory Agreement was approved by the Board and by the shareholders of the Fund in May 2016, for an initial term of two years. The Fund employs a “fund of hedge funds” investment strategy pursuant to which the Fund invests primarily in underlying private investment vehicles (“Portfolio Funds”), typically referred to as “hedge funds.” To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Adviser, as well as the management and sub-advisory arrangements for the Fund and other funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Funds”), certain portions of which are discussed below. The Fund is a “master fund” in a master-feeder structure in which two other Legg Mason Funds (the “Feeder Funds”) invest all or substantially all of their respective assets in the Fund. Presentations made to the Board by the Manager and the Sub-Adviser at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and the other Legg Mason Funds, including the Feeder Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Adviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board and the boards of other Legg Mason Funds with respect to the services provided to the Fund by the Manager and the Sub-Adviser. The membership of the Board and the memberships of the Feeder Fund boards are identical.

At a meeting held by conference call on November 2, 2016, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason

EnTrustPermal Hedge Strategies Portfolio	55

Board approval of management and sub-advisory agreements (unaudited) (cont’d)

Funds, including the Fund, received to that date. No representatives of the Manager or the Sub-Adviser participated in this meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Adviser provides the Fund with certain investment sub-advisory and other services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Adviser.

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreements and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager under the Management Agreement and by the Sub-Adviser under the Sub-Advisory Agreement during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and the Sub-Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, the Sub-Adviser, and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Adviser, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Funds.

The Board reviewed the responsibilities of the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Adviser and others. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services of the Fund are provided by the Sub-Adviser pursuant to the Sub-Advisory Agreement.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreement, the Board took into account that Feeder Fund shareholders, in

56	EnTrustPermal Hedge Strategies Portfolio

pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Adviser, as well as the resources available to the Manager and the Sub-Adviser.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund have been satisfactory under the circumstances.

Fund performance

Although the boards of directors of the other Legg Mason Funds at the Contract Renewal Meeting received and considered comparative performance information and analyses for those other Legg Mason Funds prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, the Board has been advised by the Manager that Broadridge does not actively track the performance of “funds of hedge funds” and that the Fund did not fit in any of the categories within Broadridge’s classification system. At the Contract Renewal Meeting, the Board reviewed information prepared and provided by the Manager as to the Fund’s performance in absolute terms for each of the years ended March 31, 2016 and 2015 and for the period from the Fund’s commencement of operations in June 2013 to March 31, 2014 (“partial year 2014”). This information showed that the total return for the Fund was -8.71% for 2016, 0.85% for 2015, and 5.49% for the partial year 2014. The Board noted that it had received and discussed with the Manager and the Sub-Adviser at periodic intervals throughout the year information reporting not only on the performance of the Feeder Funds but also on the Fund’s performance in absolute terms and comparing the Fund’s performance against the HFRX Global Hedge Fund Index (the “HFRX Index”). The Manager expressed its view that the performance of the Feeder Funds is substantially dependent upon the Fund’s performance (except for the effect of Feeder Fund-level fees and expenses applicable to their various share classes) and, therefore, indicative of the Fund’s performance. At the Contract Renewal Meeting, the Board, therefore, received and considered information prepared and provided by the Manager as to each Feeder Fund’s net performance in absolute terms and relative to the HFRX Index (identical in each case to the Fund’s benchmark) in evaluating the Fund’s performance. The information considered by the Board at the Contract Renewal Meeting indicated that, on a net asset value basis, the net investment returns of the Feeder Funds’ various share classes ranged from -6.36% to -5.60% for the 1-year period ended June 30, 2016 and that each Feeder Fund had at least one class of shares that outperformed the HFRX Index (and, therefore, the Fund’s benchmark) for such period. While one Feeder Fund did not have a performance history for the 3-year period, this information also showed that, on a net asset value basis, the net investment returns of the other Feeder Fund’s two share classes for the 3-year period ended June 30, 2016 ranged from 0.09% to 0.31% and that each class of such Feeder Fund’s shares outperformed the HFRX Index for such period. The Board noted its inability to assess the performance of the Fund or the Feeder Funds relative to comparable funds selected by an independent third party in light of the unavailability of comparative performance information from Broadridge.

EnTrustPermal Hedge Strategies Portfolio	57

Board approval of management and sub-advisory agreements (unaudited) (cont’d)

Based on the reviews and discussions of Fund and Feeder Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period would be consistent with the interests of the Fund and its shareholder, especially in light of the need to continue the current investment programs of the Feeder Funds.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Adviser.

The Board noted that the Sub-Advisory Fee payable to the Sub-Adviser under the Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of the Sub-Adviser does not increase the fees or expenses otherwise incurred by the shareholders of the Fund pursuant to the Sub-Advisory Agreement. Lastly, the Board noted the Manager’s past advice that the Fund’s shareholders may pay management fees at two levels. In this regard, the Fund’s shareholders pay management fees directly through the Management Fee and indirectly through management and incentive fees charged by the Portfolio Funds.

The Board did not receive information from the Manager or Broadridge comparing the Management Fee or overall expenses of the Fund with those of comparable funds. However, the Board received and considered information as to the Fund’s expense ratios in absolute terms. The Fund’s expense ratio for the 1-year period ended March 31, 2016 was 1.90% on a gross basis (not including expenses of the Portfolio Funds) and 1.85% on a net basis (i.e., giving effect to fee waivers and/or expense reimbursements. The Board also received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing each Feeder Fund’s Management Fee and the Feeder Fund’s overall expenses for one class of the Feeder Fund’s shares with those of funds in an expense group (the “Expense Group”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. In the case of each Feeder Fund, the Expense Group consisted of ten other investment funds regarded by Broadridge as comparable to that Feeder Fund. The eleven Expense Group funds varied widely in size, with average net common share assets ranging from $19.3 million to $501.3 million.

The Board considered that, to the extent a Feeder Fund invests all or substantially all of its assets in the Fund, the annual Feeder Fund Management Fee will be reduced by the aggregate Management Fee allocated to the Feeder Fund for its then current fiscal year from the Fund. Under this arrangement, neither of the Feeder Funds currently pays a Management Fee to its Manager but indirectly pays a portion of the Management Fee. The

58	EnTrustPermal Hedge Strategies Portfolio

portion of the Management Fee, as well as the Fund’s other actual total expenses paid indirectly by each Feeder Fund, is reflected in the actual total expenses of that Feeder Fund.

The Board considered that the Fund not only incurs and pays its own direct operating expenses but also indirectly pays a share of the operating expenses of the Portfolio Funds, including management fees, performance-based incentive fees, administration fees, professional fees, and other operating expenses. Hedge funds also incur trading expenses and dividend and interest expenses, which are a by-product of leveraging or hedging activities by the funds.

The Broadridge Expense Information, comparing each Feeder Fund’s actual total expenses to its Expense Group, showed, among other things, that the two Feeder Funds’ gross fund level expenses ranked fifth and eleventh among the funds in their Expense Groups. One Feeder Fund’s actual total expenses were worse (i.e., higher) than the Expense Group median for that expense component, but otherwise, each of the two Feeder Funds’ expense components was at or below the Expense Group median for that expense component. The Manager observed that the small number of funds in the Expense Group, as well as the inclusion of widely varying sizes of funds in the Expense Group, made meaningful expense comparisons difficult. The Board noted its inability to assess specific Fund expense components in light of the unavailability of expense information beyond the Fund’s expense ratio and to assess the expenses of the Fund relative to comparable funds selected by an independent third party in light of the unavailability of Broadridge comparative expense information specifically for the Fund rather than the Feeder Funds.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject to heightened regulatory requirements relative to institutional clients. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent, and overall quality of the combined management, investment advisory and other services provided to the Fund under the Management Agreements and the Sub-Advisory Agreements.

EnTrustPermal Hedge Strategies Portfolio	59

Board approval of management and sub-advisory agreements (unaudited) (cont’d)

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2016 and March 31, 2015. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to the Sub-Adviser was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that the relationship with the Fund is not profitable to the Manager.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Manager noted the small asset size of the Fund and uncertainty as to growth in the Fund’s assets. The Board determined that the structure of the Management Fee was appropriate under present circumstances.

Other benefits to the manager and the sub-adviser

The Board considered other benefits received by the Manager, the Sub-Adviser and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue the Management Agreement and the Sub-Advisory Agreement for a period of one additional year. The Board noted that the Feeder Funds are the only shareholders in the Fund, that the Fund’s performance and expenses are reflected in the performance and expenses of the Feeder Funds, and that the Feeder Funds’ continued investment of all or substantially all of their respective assets is subject to review by the Feeder Funds in light of the interests of their respective shareholders. The principal factor identified by the Board in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement was the need to continue to provide a vehicle for investment of all or substantially all of the Feeder Funds’ assets in furtherance of their current respective investment programs. Otherwise, no single factor reviewed by the Board was identified by the Board as a principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior

60	EnTrustPermal Hedge Strategies Portfolio

to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or the Sub-Adviser were present.

EnTrustPermal Hedge Strategies Portfolio	61

Additional information (unaudited)

The Trustees and Officers of the Fund also serve as the Trustees and Officers of the Master Fund. Information about the Trustees and Officers of the Fund can be found on pages 29 through 34 of this report.

62	EnTrustPermal Hedge Strategies Portfolio

EnTrustPermal

Hedge Strategies Fund II

Trustees

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl*

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective May 11, 2017, Mr. Kuehl became Chief Compliance Officer.

EnTrustPermal Hedge Strategies Fund II

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund

Advisor, LLC

Subadviser

EnTrustPermal Management LLC

Custodian and transfer agent

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Fund’s website at www.leggmason.com, or contact the Fund at 1-800-822-5544.

NOT PART OF THE ANNUAL REPORT

EnTrustPermal Hedge Strategies Fund II

EnTrustPermal Hedge Strategies Fund II

620 Eighth Avenue

49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-822-5544.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-822-5544, (2) at www.entrustpermalhsf.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of EnTrustPermal Hedge Strategies Fund II for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

PRML016406 5/17 SR17-3045

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Eileen A. Kamerick, the Co-Chairman of the Board’s Audit Committee possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Ms. Kamerick as the Audit Committee’s financial expert. Ms. Kamerick is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2016 and March 31, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,600 in 2016 and $37,900 in 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2016 and $0 in 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2016 and $0 in 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There was no other fee billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item for the EnTrustPermal Hedge Strategies Fund II.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to EnTrustPermal Hedge Strategies Fund II Portfolio requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an

“Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the EnTrustPermal Hedge Strategies Fund II, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2016 and 2017; Tax Fees were 100% and 100% for 2016 and 2017; and Other Fees were 100% and 100% for 2016 and 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered EnTrustPermal Hedge Strategies Fund II, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to EnTrustPermal Hedge Strategies Fund II during the reporting period were $0 in 2017.

(h) Yes. EnTrustPermal Hedge Strategies Fund II Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the EnTrustPermal Hedge Strategies Fund II or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick

Dr. Riordan Roett

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason, Inc.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-800-822-5544, (2) on the fund’s website at www.entrustpermalhsf.com and (3) on the SEC’s website at http://www.sec.gov.

Background

EnTrustPermal Management LLC (“EnTrustPermal” or “EPML”) (formerly known as Permal Asset Management, LLC) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, EnTrustPermal will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

I. Policy

EnTrustPermal has adopted and implemented policies and procedures that it believes are reasonably designed to determine that proxies are voted in the best interests of clients. While the proxy policy serves as a guideline, there may be instances in which clients’ shares may not be voted in strict adherence to these guidelines.

EPML’s Proxy Voting Policies are included as exhibits to the Compliance Manual.

EPMLis subject to additional requirements as specified in the addendum to this Overview and Procedures Memorandum.

II. ERISA Requirements

Advisers to ERISA plans have an obligation to take reasonable steps under the circumstances to verify that it receives the client’s proxies. The Department of Labor has also indicated that the investment adviser, having voted the proxies must properly document its vote by keeping adequate records.

EnTrustPermal must act prudently, solely in the interest of plan participants and beneficiaries, and for the exclusive purpose of providing benefits to them when voting the proxies. EnTrustPermal must consider those factors that would affect the value of the plan’s investments and may not subordinate the interests of the plan participants and beneficiaries to unrelated objectives.

III. Proxy Voting Authority

In the case of discretionary clients, it will be assumed that EnTrustPermal has been granted proxy voting authority unless the advisory agreement clearly states otherwise.

IV. Voting Guidelines

The Proxy Administrator or the Proxy Administrator’s Assistant under the guidance of the Proxy Administrator will generally cast proxy votes, particularly on routine proposals, in accordance with management’s recommendations.

Routine proposals are those that do not change the structure, governing rules or operations of the corporation or portfolio fund to which the proxy relates. Traditionally, these routine issues include, among others, the approval of auditors; a change in company name and Board of Director elections.

The Proxy Administrator will determine how votes should be cast for issues that do not fall into a routine category, e.g., changes of redemption terms, by applying the general principals of this policy and by consulting with the Investment Managers of the clients holding the securities for which the proxies are to be voted, as necessary.

V. Voting Procedures

The Proxy Administrator or the Proxy Administrator’s assistant is generally responsible for voting proxies on time and for properly transmitting the executed proxy card to the issuer or appropriate proxy agent acting on the issuer’s behalf. At times proxies may be voted by other members of EnTrustPermal’s Investment Team.

The Proxy Administrator will not vote proxies if EnTrustPermal concludes that the effect on shareholder’s economic interests or the value of the portfolio holding is indeterminable or insignificant, or the cost of voting the proxy exceeds the expected benefits to the clients or EnTrustPermal anticipates selling the security in the near future. This will be determined in consultation with the Investment Managers.

EnTrustPermal does not notify clients when it receives proxies for securities held in their accounts. However, clients have the right to submit their proxy voting preferences on any issue that is subject to a shareholder vote to the Proxy Administrator either at the time they enter into an advisory relationship with EnTrustPermal or as the need arises. The Legal and Compliance Department will maintain documentation of these requests.

VI. Adviser Activism

In instances where EnTrustPermal intends to take a public position in a proxy contest, EnTrustPermal must comply with all applicable reporting policies adopted by Legg Mason regarding such activity. The Proxy Administrator should contact the General Counselor Director or Global Compliance for assistance.

VII. Client Disclosure and Information

The Client Administration Department or the Local Compliance Officer, as applicable, will provide the Proxy Voting Statement to new clients.

Clients will be directed to submit requests for the proxy voting records to the Legal and Compliance Department. The Legal and Compliance Department will maintain documentation of these requests and will prepare a report for the client detailing the subject matter of each vote, the date of the vote and whether the matter was approved or rejected.

VIII. New Accounts\Holdings

The Client Administration Department will notify the custodians of clients’ accounts to send proxy statements to the attention of the Proxy Administrator. Custodians of accounts managed by third party portfolio managers will be requested to send the proxy statements directly to these portfolio managers.

IX. Conflicts of Interest

The Proxy Administrator will promptly report to the Legal and Compliance Department any attempts by others to influence EnTrustPermal’s voting of client proxies in a manner that appears to be inconsistent with the best interests of the clients.

The Proxy Administrator will monitor corporate actions so as to ascertain whether a potential material conflict of interest exists prior to voting client proxies.

The Local Compliance Officer will inform the Proxy Administrator of any instances where an Investment Manager has informed him/her that a potential material conflict of interest exists.

The Proxy Administrator will notify the Legal and Compliance Department of any potential material conflict of interest.

In the event that a material conflict of interest does exist, the General Counsel will determine any necessary disclosures relating to the conflict of interest that need to be made to the client. Client consent to the vote must be obtained prior to voting the proxy.

Occasionally, EnTrustPermal may invest a direct client account or a EnTrustPermal sponsored fund (“EnTrustPermal Fund”) into a EnTrustPermal Fund. In the event the EnTrustPermal Fund issues a proxy relating to a non-routine matter, the Director of Client Administration will obtain consent to the vote from the client (in the case of a direct client account) or an independent board member (in the case of a EnTrustPermal Fund).

In addition to reporting all potential material conflicts of interest, the Proxy Administrator will report to the Legal and Compliance Group any additional compliance related issues that arise in connection with the performance of his/her proxy-voting obligations.

X. Books and Records

The following books and records related to proxy voting activities will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office:

•	proxy statements received regarding client securities;

•	record of each vote cast;

•	a copy of any documentation created that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

•	each written client request for proxy voting records and the written response to any client request for such records.

The Legal and Compliance Department will maintain a copy of the Proxy Voting Policies and Procedures and Proxy Voting Statements sent to clients.

Proxy Voting EPML Addendum

I. Overview

These policies supplement the Proxy Voting Overview and Procedures Memorandum included in the Group Compliance Manual.

II. Managed Accounts

The Proxy Administrator will not monitor or vote proxies held in accounts managed by third party portfolio managers (“Portfolio Managers”).

The Legal Department will verify that clients’ Investment Management Agreements with Portfolio Managers require that the Portfolio Managers vote all proxies for securities held in the account.

III. Voting Procedures For US Registered Investment Companies

Proxies Issued by US Registered Investment Companies

To avoid certain potential conflicts of interest, EPML will employ echo voting, where required, when a US registered investment company it manages or advises invests in an underlying fund which is also a US registered investment company and such investment was made in reliance on Section 12(d)(1) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order. Echo voting means that EPML will vote the shares in the same proportion as the vote of all of the other holders of the underlying US registered investment company’s shares.

EPML may opt to vote these proxies in accordance with its general voting procedures where it deems appropriate and in compliance with applicable law and/or regulatory requirements.

Proxies Issued by Exchange Traded Funds

EPML will echo vote proxies issued by an underlying portfolio which is a US exchange-traded fund to the extent required by the procedures of the US registered investment company it manages or advises.

The procedures for the EnTrustPermal Alternative Core Fund and the EnTrustPermal Hedge Strategies Fund are incorporated by reference into this policy.

Proxies Issued by Securities Received as Part of a Redemption in Kind

EPML contemplates that there may be instances where a US registered investment company it manages or advises may temporarily own a basket of securities other than US registered investment companies (“Non-fund Securities”) generally due to being redeemed in kind from an underlying US registered investment company. It is generally EPML’s policy to seek to liquidate the Non-Fund Securities received as soon as practicable. In such instances, EPML does not intend to vote any proxies issued by a Non-Fund Security whose proxy record date happens to fall during the period the Non-Fund Security is owned by the EPML client.

Proxy Voting

EnTrustPermal UK Addendum

This UK Addendum must be read in conjunction with the AIFMD Procedures Manual that appears at Section XLI of this Compliance Manual. To the extent that there is a conflict between the provisions of this UK Addendum and the provisions of The AIFMD Procedures Manual, the terms of the latter shall prevail.

I. Background

Under the Alternative Investment Fund Managers Directive (“AIFMD”), firms are required to adopt strategies for the exercise of voting rights [Article 37 – Level 2].

EnTrustPermal UK has adopted a Proxy Voting Policy that constitutes written policies and procedures reasonably designed to ensure that it, as an Alternative Investment Fund Manager (“AIFM”), votes client securities in the best interests of the client.

II. Policy

At a minimum, EnTrustPermal UK’s Proxy Voting Policy:

•	Provides how it addresses material conflicts that may arise between its interests and those of its clients;

•	Discloses to its clients how they may obtain information from EnTrustPermal UK about how it voted the securities on behalf of clients;

•	Describes to its clients EnTrustPermal UK’s proxy voting policies and procedures;

•	Describes how clients may obtain a copy of the Proxy Voting Policy.

III. Procedures

•	Permal documents how it has voted the securities on behalf of each client.

•	Permal documents any material conflicts between EnTrustPermal UK’s interests and those of one or more of its clients and how it resolved that conflict.

IV. Compliance Review

Once per year, the EnTrustPermal UK Compliance Officer will:

•	Review EnTrustPermal UK’s voting record and confirm that a random sample of proxy questions were voted according to the approved policy; and

•	Review any material conflicts that have been documented and determine independently whether the conflict was resolved in favour of the client’s interests.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Javier F. Dyer EnTrustPermal 900 Third Avenue New York, NY 10022	Since 2012	Deputy Chief Investment Officer and Portfolio Manager of EnTrustPermal Management LLC (“EnTrustPermal”) (formerly known as Permal Asset Management, LLC) and the lead Portfolio Manager for Permal Fixed Income Holdings N.V. and co-portfolio manager for Permal Investment Partners, LP and Permal Multi-Manager-Funds (Lux) Advantage Multi-Strategy Fund. In addition, his responsibilities include quantitative and qualitative due diligence on prospective hedge fund managers, especially those who manage fixed income and credit related strategies. He has been with The Permal Group since 2003.

Alexander Pillersdorf EnTrustPermal 900 Third Avenue New York, NY 10022	Since 2012	Senior Financial Analyst and Co-Portfolio Manager of Permal Fixed Income Holdings N.V, Permal Emerging Markets Holdings N.V., Legg Mason Permal Tactical Allocation Fund, Legg Mason Permal Global Absolute Fund and Permal Silk Road Fund Ltd. He joined The Permal Group in 2005 as a Financial Analyst. Prior to Permal, Mr. Pillersdorf was a Financial Analyst at Houlihan Lokey Howard & Zukin.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of March 31, 2017.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($)
Javier F. Dyer	Other Registered Investment Companies	None	None	None	None
	Other Pooled Vehicles	3	1.6 billion	2	1.3 billion
	Other Accounts	6	1.4 billion	4	932.2 million

Alexander Pillersdorf	Other Registered Investment Companies	1	318.3 million	None	None
	Other Pooled Vehicles	5	1.7 billion	3	1.4 billion
	Other Accounts	8	1.6 billion	4	932.2 million

(a)(3): Portfolio Manager Compensation

EnTrustPermal portfolio managers earn from EnTrustPermal a base salary, with an opportunity to earn a bonus, which varies depending on job level and is set at the sole discretion of EnTrustPermal’s compensation committee. No EnTrustPermal portfolio managers are compensated on the basis of assets raised. Wage and salary increases are based on merit and business conditions. Length of service and cost of living may also be considered. EnTrustPermal conducts compensation reviews periodically, often following a performance review.

EnTrustPermal also encourages ongoing education and provides time and monetary support for employees taking additional classes related to their job functions to improve their skills and knowledge base. In addition, EnTrustPermal provides employees with a 401(k) plan and has a matching contribution program in connection with the 401(k) plan.

Potential Conflicts of Interest

The investment activities of the subadviser, the investment advisers of the underlying funds and their respective affiliates, and their directors, trustees, managers, members, partners, officers, and employees (collectively, the “Related Parties”), for their own accounts and other accounts they manage, may give rise to conflicts of interest that could disadvantage the fund and its shareholders. The Related Parties provide other investment management services to other funds and discretionary managed accounts that follow an investment program certain aspects of which are similar to certain aspects of the fund’s investment program. The Related Parties are involved with a broad spectrum of financial services and asset management activities, and may, for example, engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the fund. In making investment decisions for the fund, the portfolio managers are not permitted to obtain or use material non-public information acquired by any Related Party in the course of these activities. The trading activities of the Related Parties are carried out without reference to positions held directly or indirectly by the fund. In addition, and more significantly, the Related Parties may be involved with other investment programs, investment partnerships or separate accounts that use underlying funds that are either already a part of the fund’s portfolio or that may be appropriate for investment by the fund. In some cases, these underlying funds may be capacity constrained. The Related Parties are under no obligation to provide the fund with capacity with respect to these underlying funds and, accordingly, the fund may not have exposure or may have reduced exposure with respect to these underlying funds. The fund’s operations may give rise to other conflicts of interest that could disadvantage the fund.

Certain Related Parties participate in the fixed income, equity and other markets in which the fund directly or indirectly invests. In addition, certain Related Parties are actively engaged as investors, advisers and/or market makers, agents and principals in relation to certain of the same securities, issuers, currencies and other instruments in which the assets of the fund (directly or through the underlying funds) may be invested, and these activities may have a negative effect on the fund.

Certain Related Parties may give advice and take action with respect to any of their clients or proprietary or other accounts that may conflict with the advice given to the fund, or may involve a different timing or nature of action taken than with respect to the fund. Such transactions, whether with respect to proprietary accounts, customer accounts other than those advised by the manager or the subadvisers, or certain other accounts that are advised by the manager or the subadvisers, may affect the prices and availability of the securities, currencies and other instruments in which the fund (directly or indirectly through the underlying funds) may invest. In addition, accounts or funds managed by the Related Parties may compete with the fund (directly or indirectly through the underlying funds) for investment opportunities. As a result, transactions for the fund (directly or indirectly through the underlying funds) may be effected at prices or rates that may be less favorable than would have been the case absent such conflicts, and the fund may be negatively affected. The results of the investment activities of the fund may differ significantly from the results achieved by Related Parties for other accounts managed by them. This may have a negative effect on the fund.

Subject to applicable regulatory requirements, the fund may invest (directly or indirectly through the underlying funds) in securities of companies affiliated with the Related Parties or in which certain of the Related Parties have an equity or participation interest. The purchase, holding and sale of such investments by the fund (directly or indirectly through the underlying funds) may enhance the profitability of the Related Parties’ own investments in such companies.

Certain Related Parties may buy and sell securities or other investments for their own accounts, including interests in the underlying funds, and conduct other activities that may cause the same types of conflicts as those conflicts described herein applicable to the proprietary, management, advisory and other activities of Related Parties. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees and affiliates of the investment manager or the subadvisers that are the same, different from or made at different times than positions taken for the fund or an underlying fund in which the fund participates. In connection with the above, each of the fund, the manager and the subadvisers have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the fund’s portfolio transactions.

Accounts or underlying funds managed or advised by Related Parties (including those managed by the manager and subadvisers) may have investment objectives that are similar to those of the fund and/or may engage in transactions in the same types of securities, currencies and instruments as the fund, and from which the manager, the subadvisers or other Related Parties may receive more or less compensation for its services than the manager and subadvisers receive from the fund. As a result, Related Parties and accounts or funds which Related Parties may manage or advise (including, without limitation, those funds discussed in greater detail below), or in which Related Parties and their personnel may have a proprietary interest, may compete with the fund for appropriate investment opportunities. For example, investment advisers of the underlying funds may limit the number of investors in or size of an underlying fund or the amount of assets and accounts that they will manage. The allocation of such opportunities among Related Parties’ funds and accounts may present conflicts, as may the potentially different investment objectives of different investors. In determining such allocations, a number of factors may be considered, which may include the relative sizes of the applicable funds and accounts and their expected future sizes, the expected future capacity of the applicable underlying funds, the funds available for allocation at any given time and the investment objectives of the fund and such other funds and accounts. Allocation of investment opportunities among the fund and other funds and accounts will be made by the subadvisers or by Related Parties in their capacities as the managers of such funds and accounts in a reasonable and equitable manner, as determined by them in their sole discretion. The disposition of any such investments is subject to the same conditions.

Subject to applicable regulatory requirements, Related Parties from time to time may invest proprietary or client capital with investment advisers, including investment advisers of the underlying funds selected by the fund, and may also invest in underlying funds in which the fund invests on terms different from the interests held by the fund. In addition, Related Parties may have other business relationships with such investment advisers. Related Parties may perform or seek to perform investment banking and other financial services for, and will receive compensation from, underlying funds, the sponsors of underlying funds, companies in which underlying funds invest or other parties in connection with transactions related to those investments or otherwise. This compensation could include financial advisory fees, as well as underwriting or placement fees,financing or commitment fees or other types of compensation. Compensation for investment banking and other financial services will not be shared with the fund and may be received before the fund realizes a return on its investment. Related Parties may also provide brokerage services to underlying funds or act as a prime broker for underlying funds in compliance with applicable law, including, without limitation, the 1940 Act. In connection with such brokerage services, Related Parties may provide research products and services to the underlying funds. Due to such relationships, the subadvisers may face a conflict in evaluating the applicable investment advisers of the underlying funds or underlying funds. Moreover, as a result of certain of such relationships, Related Parties may take actions with respect to an underlying fund, such as making a margin call, that may materially adversely affect such underlying fund and, therefore, the fund.

Related Parties may, from time to time, purchase shares of the fund. Any redemption of shares held by the Related Parties will be effected pursuant to the fund’s redemption policies. Such redemptions may have an adverse effect on the fund’s investment strategies, the breadth of their allocation of investments and on the fees, expenses and costs incurred by the fund.

From time to time, the fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to a Related Party or other accounts managed or advised by the manager and/or subadviser for clients worldwide, and/or the internal policies of the manager and/or subadviser designed to comply with such requirements.

To the extent permitted by applicable law, including, without limitation, the 1940 Act, an underlying fund may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments in which one of the Related Parties, acting as principal or on a proprietary basis for its customers, serves as the counterparty. The manager, the subadvisers and other Related Parties will not, directly or indirectly, purchase securities or other property from, or sell securities or other property to, the fund except in accordance with applicable law. However, subject to compliance with applicable law, including without limitation, the 1940 Act, the fund may engage in transactions with accounts that are affiliated with the fund because they are advised by Related Parties or because they have common officers, directors or managers. Such transactions would be made in circumstances where a subadviser has determined that it would be appropriate for the fund to purchase and a subadviser or another client of the Related Parties to sell, or the fund to sell and another client of the Related Parties to purchase, the same security or instrument on the same day.

To the extent permitted by applicable law (including, without limitation, the 1940 Act), the fund (directly or indirectly through underlying funds) may purchase investments that are issued, or the subject of an underwriting or other distribution, by Related Parties. It is anticipated that the commissions, mark-ups and mark-downs charged by Related Parties will be, in their view, commercially reasonable, although Related Parties will have an interest in obtaining commission rates, mark-ups and mark-downs that are favorable to such Related Parties.

Purchases or sales of securities for the account of the fund may be bunched or aggregated with orders for other accounts of the Related Parties, including other investment partnerships (including those in which the Related Parties or their employees have a beneficial interest). In the event that it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices would be averaged, and the fund will be charged or credited with the average price. Thus, the effect of the aggregation may be disadvantageous to the fund on some occasions. In addition, under certain circumstances, the fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order. It is expected that the underlying funds generally will follow the same practice, but there is no guarantee that they will do so. The manager or a subadviser may invest the fund’s assets in underlying funds or managed accounts managed by investment advisers affiliated with the Related Parties.

The manager or a subadviser may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest in that the manager or a subadviser may have an incentive to allocate the investment opportunities that it believes might be the most profitable to such other accounts instead of allocating them to the fund.

Conflicts of Interest of Underlying Fund Investments

The subadviser anticipates that each investment adviser of an underlying fund will consider participation by the applicable underlying fund in all appropriate investment opportunities that are also under consideration for investment by the investment advisers of the underlying funds for other funds and accounts managed by the investment adviser (“Underlying Adviser Accounts”) that pursue investment programs similar to that of the applicable underlying funds or the fund. However, there can be no guarantee or assurance that investment advisers of the underlying funds will follow such practices or that an investment adviser will adhere to, and comply with, its stated practices, if any. In addition, circumstances may arise under which an investment adviser of an underlying fund will cause its Underlying Adviser Accounts to commit a larger percentage of their assets to an investment opportunity than to which the investment adviser of the underlying fund will commit assets of the underlying fund. Circumstances may also arise under which an investment adviser of the underlying fund will consider participation by its Underlying Adviser Accounts in investment opportunities in which the investment adviser intends not to invest on behalf of the underlying fund, or vice versa.

Situations may occur where the fund could be disadvantaged by investment activities conducted by the investment adviser of an underlying fund for the Underlying Adviser Accounts. These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken for an underlying fund in which the fund and/or Underlying Adviser Accounts participate (collectively, “Co-Investors” and, individually, a “Co-Investor”), limiting the size of underlying fund’s position; (2) legal prohibitions on the Co-Investors’ participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instrument is limited.

An investment adviser of an underlying fund may from time to time cause an underlying fund to effect certain principal transactions in securities with one or more Underlying Adviser Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the portfolio managers determine it is appropriate for the underlying fund to purchase and an Underlying Adviser Account to sell, or the underlying fund to sell and the Underlying Adviser Account to purchase, the same security or instrument on the same day.

Each investment adviser of an underlying fund and its affiliates, and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, including shares in underlying funds, and may have conflicts of interest with respect to investments made on behalf of an underlying fund in which the fund participates. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the underlying fund for their own accounts that are the same as, different from or made at different times than positions taken for the underlying fund. Future investment activities of the investment adviser of the underlying funds, or their affiliates, and the principals, members, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest that could disadvantage the fund.

Investment advisers of the underlying funds or their affiliates may from time to time provide investment advisory or other services to underlying funds and other entities or accounts managed by the investment advisers or their affiliates. In addition, investment advisers of the underlying funds or their affiliates may from time to time receive research products and services in connection with the brokerage services that brokers (including, without limitation, affiliates of the investment adviser) may provide to one or more Underlying Adviser Accounts.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio manager as of March 31, 2017.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Javier F. Dyer	A
Alexander Pillersdorf	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

EnTrustPermal Hedge Strategies Fund II

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 22, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 22, 2017